UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               JAMES G. WHETZEL
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2013





[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SHORT-TERM BOND FUND]

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       ANNUAL REPORT
       USAA SHORT-TERM BOND FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       JULY 31, 2013

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

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PRESIDENT'S MESSAGE

"THE DECLINE WAS INSTRUCTIVE BECAUSE
IT REVEALED HOW ATTACHED INVESTORS                 [PHOTO OF DANIEL S. McNAMARA]
HAD BECOME TO FED STIMULUS."

--------------------------------------------------------------------------------

AUGUST 2013

If there was any doubt the Federal Reserve's (the Fed) stimulus programs were driving the performance of the U.S. stock and bond markets, it was greatly diminished during the reporting period. Just a hint of eventual Fed tapering sparked a broad selloff in the financial markets during June. The decline was instructive because it revealed how attached investors had become to rely on the Fed's stimulus policies. The Fed's bond-buying programs have pushed down interest rates and driven bond prices higher. Lower interest rates, meanwhile, have incentivized investors to seek higher returns in riskier asset classes, such as stocks and corporate bonds.

In response to the selloff, the Fed moved quickly to remind investors it would not raise short-term interest rates until it became clear that economic growth was self-sustaining. The Fed also said it could change the terms of its quantitative easing programs if the economy takes an unexpected turn, such as strong growth or renewed weakness. (The term quantitative easing is generally used to reference programs in which the Fed uses newly created money to purchase financial assets.) In fact, I believe that the economy is weaker at the time of this writing than when the Fed expanded quantitative easing in 2012. Furthermore, inflation pressures remain modest. As a result, the Fed is likely to continue its quantitative easing programs for some time, though I believe it may purchase fewer securities if market conditions are favorable. However, with a change in leadership coming at the end of 2013, Fed Chairman Ben Bernanke may seek -- economic conditions permitting -- to preserve his legacy by setting the stage for future tapering.

Although interest rates increased during the reporting period, they remain exceptionally low by historical measures. I think investors have less to fear from gradually rising interest rates than they do from a return to low rates, which some believe could be caused by a Japan-like deflationary economy. That said, higher interest rates do mean that bond investors are likely to

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

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see a decrease in their principal (bond prices move in the opposite direction of interest rates), but they will also -- for the first time in a long time -- see an increase in the income they receive from their fixed-income investments. However, it is important to remember that the fixed-income market is not a "bond" market. It is a market of bonds, which includes U.S. Treasuries, mortgage-backed securities, investment-grade bonds, high-yield bonds, municipal securities and more. Many of these fixed-income asset classes perform differently from each other.

Within equities, the selloff was relatively short lived and stocks reached new highs just after the end of the reporting period. However, only about a third of the gains can be attributed to earnings and dividend growth. Much of price appreciation seems to be the result of higher valuations or multiple expansion. While we believe current valuations are fair, 2008 should be a reminder that investor preferences can change. Increasing valuations that are not supported by earnings growth could decline in the future.

In this environment, I think it's more important than ever to keep emotion out of the investment process. Shareholders should have an investment plan, remain disciplined and hold diversified portfolios directly tied to their objectives, risk tolerance and time horizon. If you think you might be over-allocated to your fixed-income portfolio, you should reassess your investment risk and if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. USAA advisors are available to help you free of charge if you have questions or need assistance updating your investment plan.

Though no one really knows what lies ahead, you can rest assured that we will continue to monitor Fed policy and the many factors shaping the performance of the financial markets. From all of us here at USAA Asset Management Company, thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. - Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.
- Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            16

    Report of Independent Registered Public Accounting Firm                  17

    Portfolio of Investments                                                 18

    Notes to Portfolio of Investments                                        44

    Financial Statements                                                     49

    Notes to Financial Statements                                            52

EXPENSE EXAMPLE                                                              71

ADVISORY AGREEMENT(S)                                                        73

TRUSTEES' AND OFFICERS' INFORMATION                                          78

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA SHORT-TERM BOND FUND'S (THE FUND) INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

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TYPES OF INVESTMENTS

The Fund normally invests at least 80% of the Fund's assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

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[PHOTO OF MATTHEW FREUND]                       [PHOTO OF JULIANNE BASS]

   MATTHEW FREUND, CFA                             JULIANNE BASS, CFA
   USAA Asset Management Company                   USAA Asset Management Company

--------------------------------------------------------------------------------

o HOW DID THE USAA SHORT-TERM BOND FUND (THE FUND SHARES) PERFORM DURING THE REPORTING PERIOD?

    The Fund Shares provided a total return of 1.61% for the reporting period. This compares to returns of 0.62% for the Barclays 1-3 Year
    Government/Credit Index (the Index) and 1.16% for the Lipper Short Investment Grade Bond Funds Index. At the same time, the Fund Shares provided a one-year dividend yield of 2.14%, compared to 1.47% for the Lipper Short Investment Grade Debt Funds Average.

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began, market sentiment was dominated by concerns about the upcoming presidential election as well as the potential impact of sequestration (automatic federal spending cuts), which ultimately had little impact on the economy. Fixed-income performance was volatile, caused by the combination of the Federal Reserve's (the Fed) ongoing quantitative easing measures and uncertainty about when they might end.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA SHORT-TERM BOND FUND

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                   o U.S. TREASURY ACTIVE YIELD CURVES o

                  [CHART OF U.S. TREASURY ACTIVE YIELD CURVES]

                         RATE (MID CONVENTIONAL %)              CHANGE IN BASIS
                       -----------------------------                 POINTS
                       7/31/13               8/01/12                 ------
 1M                     0.023                 0.063                   -4.1
 3M                     0.038                 0.094                   -5.6
 6M                     0.068                 0.140                   -7.1
 1Y                     0.107                 0.160                   -5.3
 2Y                     0.311                 0.229                    8.2
 3Y                     0.592                 0.313                   27.9
 5Y                     1.379                 0.636                   74.3
 7Y                     2.001                 1.032                   97.0
10Y                     2.577                 1.525                  105.2
30Y                     3.636                 2.598                  103.8

                                   [END CHART]

    Source: Bloomberg L.P.

    The market environment changed suddenly in May 2013 when Fed Chairman Ben Bernanke hinted the Fed could start tapering its asset purchases during 2013 should economic conditions warrant it. Afterwards, interest rates increased over the next two months. (Bond prices, which move in the opposite direction of interest rates, declined.) The yield on a five-year U.S. Treasury, which had been 0.64% on August 1, 2012, reached 1.38% by the end of the reporting period. Moreover, the yield curve had steepened dramatically, with the spread (difference in yields) between three-month and 10-year

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    U.S. Treasuries widening from 1.44% to 2.54%, reflecting investor concern about higher U.S. Treasury rates and potential inflation (see chart on page
    3). The increase in interest rates demonstrated the market's concern about the eventual reversal of the Fed's monetary policies.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we sought to maximize the Fund's income while maintaining an acceptable level of price volatility. We have always believed the Fund should be adequately compensated for the risk it takes. In managing the portfolio, we took a "holistic" approach, using independent credit analysis to look for what we considered the best investment ideas across the fixed-income market and among individual securities. We view the fixed-income market not as a "bond" market but as a market of bonds. During the reporting period, our team of credit analysts helped us identify investments in spread (non-U.S. Treasury) sectors. We also took advantage of opportunities to reinvest the Fund at higher yields.

    During the reporting period, the Fund benefited from its overweight in lower-rated investment grade bonds issued by oil and gas storage and transportation companies. An overweight in commercial mortgage-backed securities was also advantageous. The Fund's holdings in the debt of government-sponsored enterprises, such as Fannie Mae and Freddie Mac, dampened performance. The Fund was also hampered by its holdings of low-coupon floating rate notes; the coupons on these securities adjusted downward as short-term borrowing indexes, such as three-month LIBOR (the London Interbank Offered Rate), declined. As always, our credit team continued to analyze and monitor every holding in the portfolio.

    We remain committed to building a high-quality portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

================================================================================

4  | USAA SHORT-TERM BOND FUND

================================================================================

o   WHAT IS THE OUTLOOK?

    We remain cautiously optimistic in our broad economic outlook. Although the prospect of tapering caused a substantial market reaction, it is important to remember that the Fed will only begin to pull back on quantitative easing if economic growth is strong enough to warrant a reduction. What's more, "tapering" (reducing the amount of stimulus) is not the same as "tightening" (removing stimulus altogether). Still, the data-driven nature of Fed policy is likely to contribute to increased market volatility as investors give even greater scrutiny to individual economic reports in the months ahead. Meanwhile, we expect the Fed to continue holding short-term rates at or near zero at least through 2014. Chairman Bernanke has been very clear that the Fed has no plans to raise short-term rates as long as the unemployment rate is at or above 6.5% and inflation is below 2%.

    In our opinion, fixed-income securities have returned to their traditional role as an income accumulation vehicle and shareholders should expect the majority of their return to come from the income generated by the Fund. Indeed, over the long term, income -- not price movements -- comprise the majority of the portfolio's total return (see page 7).

    Thank you for the opportunity to serve your investment needs.

    Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA SHORT-TERM BOND FUND SHARES (FUND SHARES) (Ticker Symbol: USSBX)

--------------------------------------------------------------------------------
                                  7/31/13                     7/31/12
--------------------------------------------------------------------------------
Net Assets                           $1,657.3 Million           $2,246.1 Million
Net Asset Value Per Share                 $9.19                      $9.24
Dollar-Weighted Average
Portfolio Maturity(+)                  2.3 Years                   2.5 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
--------------------------------------------------------------------------------
  1 Year                         5 Years                        10 Years
   1.61%                          4.24%                           3.87%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD AS OF 7/31/13*              EXPENSE RATIO AS OF 7/31/12**
--------------------------------------------------------------------------------
                 1.78%                                        0.63%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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6  | USAA SHORT-TERM BOND FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS ENDED JULY 31, 2013

--------------------------------------------------------------------------------
                    TOTAL RETURN     =    DIVIDEND RETURN     +     PRICE CHANGE
--------------------------------------------------------------------------------
10 Years                3.87%        =         3.71%          +          0.16%
 5 Years                4.24%        =         3.39%          +          0.85%
 1 Year                 1.61%        =         2.14%          +         -0.53%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2004 -- JULY 31, 2013

       [CHART OF TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

--------------------------------------------------------------------------------
                 TOTAL RETURN      DIVIDEND RETURN      CHANGE IN SHARE PRICE
--------------------------------------------------------------------------------
7/31/2004          2.51%                3.28%                   -0.77%
7/31/2005          2.19                 3.41                    -1.22
7/31/2006          3.48                 4.27                    -0.79
7/31/2007          5.06                 4.49                     0.57
7/31/2008          4.26                 4.71                    -0.45
7/31/2009          6.10                 5.19                     0.91
7/31/2010          7.52                 3.92                     3.60
7/31/2011          2.85                 2.96                    -0.11
7/31/2012          3.21                 2.78                     0.43
7/31/2013          1.61                 2.14                    -0.53

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 USAA SHORT-TERM       BARCLAYS 1-3 YR             LIPPER SHORT
                    BOND FUND         GOVERNMENT/CREDIT             INVESTMENT
                     SHARES                 INDEX             GRADE BOND FUNDS INDEX
 7/31/2003         $10,000.00             $10,000.00                $10,000.00
 8/31/2003          10,007.90              10,004.12                 10,009.45
 9/30/2003          10,146.59              10,114.49                 10,113.71
10/31/2003          10,122.15              10,073.50                 10,088.09
11/30/2003          10,126.74              10,074.28                 10,090.26
12/31/2003          10,177.38              10,138.21                 10,141.21
 1/31/2004          10,214.02              10,165.83                 10,173.96
 2/29/2004          10,274.09              10,222.85                 10,220.84
 3/31/2004          10,312.20              10,259.04                 10,255.59
 4/30/2004          10,217.43              10,153.80                 10,163.96
 5/31/2004          10,208.32              10,139.66                 10,144.06
 6/30/2004          10,211.63              10,142.66                 10,151.15
 7/31/2004          10,252.03              10,185.65                 10,192.23
 8/31/2004          10,312.41              10,265.39                 10,264.75
 9/30/2004          10,330.46              10,259.71                 10,267.45
10/31/2004          10,356.44              10,295.35                 10,301.37
11/30/2004          10,337.50              10,245.23                 10,272.67
12/31/2004          10,369.05              10,270.07                 10,304.18
 1/31/2005          10,372.06              10,268.40                 10,305.66
 2/28/2005          10,367.34              10,249.13                 10,295.82
 3/31/2005          10,372.90              10,241.22                 10,281.67
 4/30/2005          10,418.58              10,300.81                 10,335.39
 5/31/2005          10,459.00              10,345.24                 10,376.38
 6/30/2005          10,479.46              10,368.41                 10,407.05
 7/31/2005          10,476.06              10,340.68                 10,383.26
 8/31/2005          10,530.49              10,407.83                 10,446.78
 9/30/2005          10,540.99              10,381.77                 10,425.05
10/31/2005          10,548.63              10,377.54                 10,417.22
11/30/2005          10,571.63              10,411.39                 10,447.69
12/31/2005          10,606.87              10,452.16                 10,485.44
 1/31/2006          10,635.56              10,472.31                 10,513.00
 2/28/2006          10,658.79              10,484.67                 10,535.88
 3/31/2006          10,675.13              10,497.37                 10,544.13
 4/30/2006          10,711.74              10,532.79                 10,577.31
 5/31/2006          10,726.07              10,547.38                 10,593.84
 6/30/2006          10,755.16              10,567.98                 10,610.21
 7/31/2006          10,840.74              10,649.61                 10,689.80
 8/31/2006          10,916.74              10,729.13                 10,767.61
 9/30/2006          10,983.41              10,786.48                 10,826.24
10/31/2006          11,034.10              10,831.92                 10,874.96
11/30/2006          11,114.17              10,891.28                 10,939.11
12/31/2006          11,106.09              10,896.52                 10,946.64
 1/31/2007          11,133.28              10,921.68                 10,974.72
 2/28/2007          11,249.25              11,010.45                 11,064.97
 3/31/2007          11,278.50              11,053.32                 11,104.73
 4/30/2007          11,321.07              11,093.97                 11,148.02
 5/31/2007          11,300.56              11,085.40                 11,133.26
 6/30/2007          11,333.42              11,132.06                 11,163.23
 7/31/2007          11,389.58              11,219.04                 11,230.16
 8/31/2007          11,451.23              11,310.47                 11,243.91
 9/30/2007          11,530.45              11,394.11                 11,338.70
10/31/2007          11,575.88              11,445.67                 11,364.61
11/30/2007          11,716.73              11,607.49                 11,468.42
12/31/2007          11,747.14              11,641.24                 11,471.81
 1/31/2008          11,832.55              11,843.93                 11,613.34
 2/29/2008          11,827.71              11,949.73                 11,633.84
 3/31/2008          11,813.73              11,958.64                 11,489.32
 4/30/2008          11,805.44              11,890.14                 11,488.74
 5/31/2008          11,865.09              11,860.63                 11,480.97
 6/30/2008          11,868.64              11,882.35                 11,458.83
 7/31/2008          11,874.66              11,916.43                 11,386.08
 8/31/2008          11,895.69              11,972.00                 11,425.79
 9/30/2008          11,779.59              11,900.84                 11,174.59
10/31/2008          11,475.84              11,926.34                 10,957.64
11/30/2008          11,422.04              12,069.11                 10,782.33
12/31/2008          11,445.96              12,220.13                 10,942.92
 1/31/2009          11,551.71              12,253.09                 11,051.79
 2/28/2009          11,617.06              12,231.93                 11,079.69
 3/31/2009          11,775.93              12,289.62                 11,070.59
 4/30/2009          11,953.54              12,359.23                 11,210.92
 5/31/2009          12,241.30              12,443.76                 11,404.83
 6/30/2009          12,378.59              12,464.92                 11,492.35
 7/31/2009          12,603.18              12,524.17                 11,643.38
 8/31/2009          12,751.01              12,590.76                 11,781.04
 9/30/2009          12,886.48              12,638.99                 11,884.84
10/31/2009          12,985.73              12,679.30                 12,016.92
11/30/2009          13,093.55              12,761.27                 12,047.39
12/31/2009          13,054.08              12,687.54                 12,065.64
 1/31/2010          13,207.72              12,785.10                 12,187.58
 2/28/2010          13,248.54              12,814.17                 12,216.85
 3/31/2010          13,272.14              12,800.25                 12,254.89
 4/30/2010          13,356.35              12,838.78                 12,355.66
 5/31/2010          13,375.03              12,870.52                 12,336.48
 6/30/2010          13,453.36              12,934.89                 12,408.63
 7/31/2010          13,548.82              12,988.35                 12,503.30
 8/31/2010          13,612.14              13,018.31                 12,573.44
 9/30/2010          13,661.70              13,051.61                 12,615.98
10/31/2010          13,709.56              13,088.80                 12,669.99
11/30/2010          13,698.16              13,060.63                 12,631.80
12/31/2010          13,674.09              13,042.81                 12,614.41
 1/31/2011          13,719.00              13,070.54                 12,647.87
 2/28/2011          13,737.70              13,068.20                 12,681.16
 3/31/2011          13,741.35              13,066.31                 12,684.58
 4/30/2011          13,835.34              13,130.68                 12,762.10
 5/31/2011          13,880.70              13,178.57                 12,815.90
 6/30/2011          13,884.73              13,180.35                 12,797.39
 7/31/2011          13,933.88              13,220.00                 12,861.32
 8/31/2011          13,922.10              13,244.39                 12,796.19
 9/30/2011          13,912.42              13,217.99                 12,775.32
10/31/2011          13,973.23              13,246.95                 12,808.13
11/30/2011          13,976.32              13,237.70                 12,764.11
12/31/2011          14,010.97              13,250.62                 12,808.35
 1/31/2012          14,102.15              13,297.62                 12,921.55
 2/29/2012          14,150.86              13,297.29                 12,968.79
 3/31/2012          14,168.50              13,298.51                 12,991.39
 4/30/2012          14,229.95              13,325.24                 13,037.45
 5/31/2012          14,228.40              13,322.90                 13,032.50
 6/30/2012          14,275.02              13,328.02                 13,065.53
 7/31/2012          14,381.67              13,372.57                 13,155.49
 8/31/2012          14,428.43              13,384.60                 13,199.87
 9/30/2012          14,484.69              13,397.18                 13,254.19
10/31/2012          14,543.61              13,399.75                 13,281.82
11/30/2012          14,572.18              13,410.21                 13,301.12
12/31/2012          14,583.22              13,417.90                 13,315.53
 1/31/2013          14,606.21              13,423.80                 13,327.67
 2/28/2013          14,649.51              13,438.72                 13,356.71
 3/31/2013          14,690.83              13,444.18                 13,370.00
 4/30/2013          14,748.45              13,464.00                 13,412.17
 5/31/2013          14,677.22              13,445.74                 13,365.53
 6/30/2013          14,558.53              13,427.36                 13,266.16
 7/31/2013          14,613.12              13,456.10                 13,308.26

                                 [END OF CHART]

                       Data from 7/31/03 through 7/31/13.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Shares to the following benchmarks:

o The unmanaged broad-based Barclays 1-3 Year Government/Credit Index is made up of government, agency, corporate, and noncorporate bonds with maturities longer than one year and shorter than three years.

o The unmanaged Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds in the Lipper Short Investment Grade Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

8  | USAA SHORT-TERM BOND FUND

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

               [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                   USAA SHORT-TERM            LIPPER SHORT INVESTMENT
                  BOND FUND SHARES           GRADE DEBT FUNDS AVERAGE
7/31/2004              3.29%                           2.53%
7/31/2005              3.43                            2.80
7/31/2006              4.11                            3.68
7/31/2007              4.50                            4.38
7/31/2008              4.68                            4.48
7/31/2009              4.84                            3.88
7/31/2010              3.68                            2.53
7/31/2011              2.92                            2.10
7/31/2012              2.71                            1.83
7/31/2013              2.14                            1.47

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/04 to 7/31/13.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA SHORT-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UISBX)


--------------------------------------------------------------------------------
                                           7/31/13                    7/31/12
--------------------------------------------------------------------------------

Net Assets                             $1,697.8 Million           $369.6 Million
Net Asset Value Per Share                   $9.18                     $9.24


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
--------------------------------------------------------------------------------
  1 Year                                               Since Inception 8/01/08

  1.67%                                                          4.44%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/12*
--------------------------------------------------------------------------------

                                       0.49%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

================================================================================

10  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                USAA SHORT-TERM          LIPPER SHORT         BARCLAYS 1-3 YEAR
                   BOND FUND           INVESTMENT GRADE       GOVERNMENT/CREDIT
              INSTITUTIONAL SHARES     BOND FUNDS INDEX             INDEX
 7/31/2008         $10,000.00             $10,000.00              $10,000.00
 8/31/2008          10,016.15              10,034.87               10,046.64
 9/30/2008           9,920.78               9,814.26                9,986.92
10/31/2008           9,667.70               9,623.72               10,008.32
11/30/2008           9,624.67               9,469.75               10,128.13
12/31/2008           9,647.65               9,610.79               10,254.86
 1/31/2009           9,739.52               9,706.41               10,282.52
 2/28/2009           9,797.00               9,730.91               10,264.77
 3/31/2009           9,933.58               9,722.92               10,313.18
 4/30/2009          10,085.90               9,846.16               10,371.59
 5/31/2009          10,331.34              10,016.47               10,442.52
 6/30/2009          10,449.65              10,093.33               10,460.28
 7/31/2009          10,642.83              10,225.98               10,510.00
 8/31/2009          10,769.72              10,346.88               10,565.89
 9/30/2009          10,886.42              10,438.05               10,606.36
10/31/2009          10,972.54              10,554.05               10,640.19
11/30/2009          11,065.83              10,580.81               10,708.97
12/31/2009          11,033.88              10,596.84               10,647.10
 1/31/2010          11,165.85              10,703.93               10,728.97
 2/28/2010          11,202.39              10,729.64               10,753.37
 3/31/2010          11,224.49              10,763.05               10,741.68
 4/30/2010          11,297.84              10,851.55               10,774.02
 5/31/2010          11,315.70              10,834.70               10,800.66
 6/30/2010          11,384.53              10,898.07               10,854.67
 7/31/2010          11,468.19              10,981.22               10,899.53
 8/31/2010          11,523.95              11,042.82               10,924.67
 9/30/2010          11,568.04              11,080.18               10,952.62
10/31/2010          11,610.75              11,127.61               10,983.83
11/30/2010          11,603.20              11,094.07               10,960.19
12/31/2010          11,585.16              11,078.79               10,945.24
 1/31/2011          11,625.70              11,108.19               10,968.51
 2/28/2011          11,643.82              11,137.42               10,966.54
 3/31/2011          11,649.41              11,140.42               10,964.96
 4/30/2011          11,731.38              11,208.51               11,018.97
 5/31/2011          11,772.03              11,255.76               11,059.16
 6/30/2011          11,777.76              11,239.51               11,060.66
 7/31/2011          11,821.76              11,295.66               11,093.93
 8/31/2011          11,814.16              11,238.45               11,114.39
 9/30/2011          11,807.50              11,220.12               11,092.25
10/31/2011          11,860.50              11,248.94               11,116.54
11/30/2011          11,864.58              11,210.28               11,108.79
12/31/2011          11,895.71              11,249.13               11,119.63
 1/31/2012          11,974.68              11,348.55               11,159.07
 2/29/2012          12,017.53              11,390.04               11,158.79
 3/31/2012          12,034.17              11,409.89               11,159.82
 4/30/2012          12,087.64              11,450.34               11,182.25
 5/31/2012          12,087.70              11,445.99               11,180.28
 6/30/2012          12,128.71              11,475.00               11,184.58
 7/31/2012          12,220.11              11,554.01               11,221.96
 8/31/2012          12,261.40              11,592.99               11,232.06
 9/30/2012          12,310.61              11,640.70               11,242.62
10/31/2012          12,349.14              11,664.96               11,244.77
11/30/2012          12,389.34              11,681.91               11,253.55
12/31/2012          12,400.68              11,694.57               11,260.00
 1/31/2013          12,408.72              11,705.23               11,264.95
 2/28/2013          12,460.39              11,730.74               11,277.48
 3/31/2013          12,483.68              11,742.41               11,282.06
 4/30/2013          12,534.21              11,779.44               11,298.69
 5/31/2013          12,488.56              11,738.49               11,283.37
 6/30/2013          12,389.25              11,651.21               11,267.94
 7/31/2013          12,423.80              11,688.18               11,292.06

                                   [END CHART]

                      Data from 7/31/08 through 7/31/13.*

                      See page 8 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Institutional Shares to the benchmarks.

*The performance of the Lipper Short Investment Grade Bond Funds Index and the Barclays 1-3 Year Government/Credit Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA SHORT-TERM BOND FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UASBX)

--------------------------------------------------------------------------------
                                           7/31/13                    7/31/12
--------------------------------------------------------------------------------
Net Assets                             $9.9 Million               $7.0 Million
Net Asset Value Per Share                  $9.19                      $9.24

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
--------------------------------------------------------------------------------
  1 Year                                              Since Inception 8/01/10
  1.35%                                                         2.28%

--------------------------------------------------------------------------------
                         30-DAY SEC YIELD AS OF 7/31/13*
--------------------------------------------------------------------------------
  Unsubsidized          0.80%                    Subsidized             1.54%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/12**
--------------------------------------------------------------------------------
  Before Reimbursement    1.11%                   After Reimbursement    0.90%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2013, to make payments or waive management, administration, and other fees so that the total expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2013. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

12  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                USAA SHORT-TERM          LIPPER SHORT           BARCLAYS 1-3
                   BOND FUND           INVESTMENT GRADE       YEAR GOVERNMENT/
                ADVISER SHARES         BOND FUNDS INDEX        CREDIT INDEX
 7/31/2010         $10,000.00             $10,000.00              $10,000.00
 8/31/2010          10,043.84              10,056.10               10,023.07
 9/30/2010          10,078.03              10,090.12               10,048.70
10/31/2010          10,121.71              10,133.32               10,077.34
11/30/2010          10,099.91              10,102.77               10,055.65
12/31/2010          10,079.47              10,088.86               10,041.93
 1/31/2011          10,121.33              10,115.63               10,063.28
 2/28/2011          10,122.02              10,142.25               10,061.48
 3/31/2011          10,133.37              10,144.98               10,060.02
 4/30/2011          10,189.21              10,206.99               10,109.58
 5/31/2011          10,231.41              10,250.01               10,146.45
 6/30/2011          10,221.09              10,235.21               10,147.82
 7/31/2011          10,255.10              10,286.34               10,178.35
 8/31/2011          10,244.10              10,234.25               10,197.13
 9/30/2011          10,234.67              10,217.56               10,176.81
10/31/2011          10,277.32              10,243.80               10,199.10
11/30/2011          10,277.40              10,208.59               10,191.98
12/31/2011          10,300.58              10,243.98               10,201.93
 1/31/2012          10,365.62              10,334.52               10,238.11
 2/29/2012          10,399.25              10,372.29               10,237.86
 3/31/2012          10,409.85              10,390.37               10,238.80
 4/30/2012          10,452.76              10,427.21               10,259.38
 5/31/2012          10,449.18              10,423.25               10,257.58
 6/30/2012          10,480.97              10,449.67               10,261.52
 7/31/2012          10,556.68              10,521.62               10,295.82
 8/31/2012          10,588.18              10,557.11               10,305.08
 9/30/2012          10,627.20              10,600.56               10,314.77
10/31/2012          10,656.49              10,622.65               10,316.74
11/30/2012          10,686.78              10,638.09               10,324.80
12/31/2012          10,692.82              10,649.62               10,330.72
 1/31/2013          10,696.32              10,659.32               10,335.26
 2/28/2013          10,737.32              10,682.55               10,346.75
 3/31/2013          10,753.48              10,693.18               10,350.96
 4/30/2013          10,804.75              10,726.90               10,366.22
 5/31/2013          10,750.05              10,689.60               10,352.16
 6/30/2013          10,661.01              10,610.13               10,338.01
 7/31/2013          10,698.83              10,643.80               10,360.13

                                   [END CHART]

                      Data from 7/31/10 through 7/31/13.*

                      See page 8 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Adviser Shares to the benchmarks.

*The performance of the Lipper Short Investment Grade Bond Funds Index and the Barclays 1-3 Year Government/Credit Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                     o PORTFOLIO RATINGS MIX -- 7/31/2013 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        26.2%
AA                                                                         12.8%
A                                                                          20.7%
BBB                                                                        28.5%
BELOW INVESTMENT-GRADE                                                      4.9%
SHORT-TERM INVESTMENT-GRADE                                                 5.7%
UNRATED                                                                     1.2%

                                   [END CHART]

The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. These categories represent investment-grade quality. This chart reflects the highest rating of a Nationally Recognized Statistical Rating Organization (NRSRO). Any of the Fund's securities that are not rated by these agencies appear in the chart above as "Unrated", but are monitored and evaluated by USAA Asset Management Company on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes. Securities within the Short-Term Investment-Grade ratings category are those that are ranked in the top two short-term credit ratings for the respective rating agency (which are A-1 and A-2 for S&P and P-1 and P-2 for Moody's, F1 and F2 for Fitch, and R-1 and R-2 for Dominion). Short-term ratings are generally assigned to those obligations considered short-term; such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. The Below Investment-Grade ratings category includes both long-term and short-term securities.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 18-43.

================================================================================

14  | USAA SHORT-TERM BOND FUND

================================================================================

                        o ASSET ALLOCATION -- 7/31/2013 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      35.0%
EURODOLLAR AND YANKEE OBLIGATIONS                                          18.6%
COMMERCIAL MORTGAGE SECURITIES                                             16.9%
ASSET-BACKED SECURITIES                                                    10.5%
MUNICIPAL BONDS                                                             8.2%
MONEY MARKET INSTRUMENTS                                                    5.8%
U.S. GOVERNMENT AGENCY ISSUES                                               5.2%
U.S. TREASURY SECURITIES                                                    0.3%

                                   [END CHART]

      Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

For the fiscal year ended July 31, 2013, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2013, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $66,870,000 as qualifying interest income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $204,000 as long-term capital gains for the fiscal year ended July 31, 2013.

================================================================================

16  | USAA SHORT-TERM BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SHORT-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Short-Term Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Short-Term Bond Fund at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 17, 2013

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2013

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
            CORPORATE OBLIGATIONS (35.0%)

            CONSUMER DISCRETIONARY (2.3%)
            -----------------------------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
  $   883   PVH Corp.(a)                                                       3.25%     2/13/2020   $      889
                                                                                                     ----------
            AUTOMOBILE MANUFACTURERS (0.6%)
   10,000   Ford Motor Credit Co., LLC                                         3.88      1/15/2015       10,321
    5,000   Ford Motor Credit Co., LLC                                         1.70      5/09/2016        4,957
    5,000   Ford Motor Credit Co., LLC                                         2.38      1/16/2018        4,919
                                                                                                     ----------
                                                                                                         20,197
                                                                                                     ----------
            CABLE & SATELLITE (0.6%)
    5,000   NBCUniversal                                                       3.65      4/30/2015        5,252
   15,000   NBCUniversal Enterprise(b)                                         0.95(c)   4/15/2018       15,145
    1,000   Time Warner Cable, Inc.                                            8.25      2/14/2014        1,040
                                                                                                     ----------
                                                                                                         21,437
                                                                                                     ----------
            CASINOS & GAMING (0.2%)
    4,107   Las Vegas Sands, LLC(a)                                            1.69      5/23/2014        4,115
      843   Las Vegas Sands, LLC(a)                                            1.69      5/23/2014          844
                                                                                                     ----------
                                                                                                          4,959
                                                                                                     ----------
            HOME FURNISHINGS (0.1%)
    4,258   Tempur Sealy International, Inc.(a)                                3.50      3/18/2020        4,251
                                                                                                     ----------
            HOTELS, RESORTS & CRUISE LINES (0.2%)
    6,328   Royal Caribbean Cruises Ltd.                                       6.88     12/01/2013        6,455
                                                                                                     ----------
            MOVIES & ENTERTAINMENT (0.1%)
    4,899   Regal Cinemas Corp.(a)                                             2.71      8/23/2017        4,927
                                                                                                     ----------
            SPECIALTY STORES (0.5%)
    5,000   Staples, Inc.                                                      9.75      1/15/2014        5,197
   10,000   Staples, Inc.                                                      2.75      1/12/2018       10,075
                                                                                                     ----------
                                                                                                         15,272
                                                                                                     ----------
            Total Consumer Discretionary                                                                 78,387
                                                                                                     ----------
            CONSUMER STAPLES (1.1%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.2%)
    5,000   Cargill, Inc.(b)                                                   1.90      3/01/2017        5,020

================================================================================

18  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
  $ 3,000   Ingredion, Inc.                                                    3.20%    11/01/2015   $    3,127
                                                                                                     ----------
                                                                                                          8,147
                                                                                                     ----------
            DRUG RETAIL (0.1%)
    2,000   Walgreen Co.                                                       4.88      8/01/2013        2,000
                                                                                                     ----------
            HYPERMARKETS & SUPER CENTERS (0.3%)
   10,000   Costco Wholesale Corp.                                             0.65     12/07/2015       10,004
                                                                                                     ----------
            PACKAGED FOODS & MEAT (0.3%)
    2,000   ConAgra Foods, Inc.                                                5.88      4/15/2014        2,072
    5,000   Kraft Foods Group, Inc.                                            2.25      6/05/2017        5,072
    1,000   Mondelez International                                             5.25     10/01/2013        1,008
    1,000   Mondelez International                                             6.75      2/19/2014        1,031
                                                                                                     ----------
                                                                                                          9,183
                                                                                                     ----------
            SOFT DRINKS (0.1%)
    1,000   Bottling Group, LLC                                                6.95      3/15/2014        1,040
    1,000   Coca-Cola Co.                                                      1.80      9/01/2016        1,026
    2,000   PepsiAmericas, Inc.                                                4.38      2/15/2014        2,041
                                                                                                     ----------
                                                                                                          4,107
                                                                                                     ----------
            TOBACCO (0.1%)
    5,000   Lorillard Tobacco Co.                                              2.30      8/21/2017        4,930
                                                                                                     ----------
            Total Consumer Staples                                                                       38,371
                                                                                                     ----------
            ENERGY (4.6%)
            -------------
            INTEGRATED OIL & GAS (0.0%)
    1,000   Hess Corp.                                                         7.00      2/15/2014        1,031
                                                                                                     ----------
            OIL & GAS EXPLORATION & PRODUCTION (0.5%)
    3,000   Apache Finance Canada Corp.                                        4.38      5/15/2015        3,191
    2,000   Devon Energy Corp.                                                 5.63      1/15/2014        2,042
    4,000   EQT Corp.                                                          6.50      4/01/2018        4,527
    5,000   WPX Energy, Inc.(b)                                                5.25      1/15/2017        5,313
                                                                                                     ----------
                                                                                                         15,073
                                                                                                     ----------
            OIL & GAS REFINING & MARKETING (0.3%)
    5,000   Phillips 66                                                        2.95      5/01/2017        5,195
    4,489   Tesoro Corp.(a)                                                    2.52      1/29/2016        4,522
                                                                                                     ----------
                                                                                                          9,717
                                                                                                     ----------
            OIL & GAS STORAGE & TRANSPORTATION (3.8%)
    3,000   Buckeye Partners                                                   5.30     10/15/2014        3,141
   11,000   Copano Energy, LLC                                                 7.13      4/01/2021       12,430
    1,000   DCP Midstream, LLC(b)                                              9.70     12/01/2013        1,028
    2,000   Enbridge Energy Partners, LP                                       9.88      3/01/2019        2,637
   11,400   Enbridge Energy Partners, LP                                       8.05     10/01/2037       12,947

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
  $ 2,300   Energy Transfer Partners, LP                                       5.95%     2/01/2015   $    2,458
    1,000   Energy Transfer Partners, LP                                       9.70      3/15/2019        1,301
   12,000   Energy Transfer Partners, LP                                       3.29     11/01/2066       10,890
    2,000   Enterprise Products Operating, LP                                  3.70      6/01/2015        2,102
    5,000   Enterprise Products Operating, LP                                  1.25      8/13/2015        5,033
    1,397   Kern River Funding Corp.(b)                                        6.68      7/31/2016        1,558
    4,876   Kern River Funding Corp.(b)                                        4.89      4/30/2018        5,304
    4,000   NGPL PipeCo, LLC                                                   7.12     12/15/2017        3,955
   16,968   NuStar Logistics, LP                                               8.15      4/15/2018       19,166
    4,000   Plains All American Pipeline, LP                                   3.95      9/15/2015        4,258
    5,000   Rockies Express Pipeline, LLC(b)                                   3.90      4/15/2015        5,037
    7,000   Sabine Pass LNG, LP                                                7.50     11/30/2016        7,735
    5,014   Southeast Supply Header(b)                                         4.85      8/15/2014        5,169
    5,000   Spectra Energy Capital, LLC                                        5.90      9/15/2013        5,029
    5,000   Spectra Energy Partners, LP                                        2.95      6/15/2016        5,133
    7,000   Sunoco Logistics Partners Operations, LP                           8.75      2/15/2014        7,286
    4,845   Williams Partners, LP                                              3.80      2/15/2015        5,051
                                                                                                     ----------
                                                                                                        128,648
                                                                                                     ----------
            Total Energy                                                                                154,469
                                                                                                     ----------
            FINANCIALS (16.6%)
            ------------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
   10,000   Bank of New York Mellon                                            0.55(c)   1/31/2014       10,012
    5,000   State Street Corp.                                                 1.35      5/15/2018        4,878
                                                                                                     ----------
                                                                                                         14,890
                                                                                                     ----------
            CONSUMER FINANCE (1.4%)
   15,000   Ally Financial, Inc.                                               4.63      6/26/2015       15,497
    5,000   Capital One Financial Corp.                                        2.13      7/15/2014        5,064
   15,000   Capital One Financial Corp.                                        1.00     11/06/2015       14,906
    3,250   Caterpillar Financial Services Corp.                               4.90      8/15/2013        3,254
    5,000   John Deere Capital Corp.                                           0.88      4/17/2015        5,027
    3,000   Paccar Financial Corp.                                             0.52(c)   6/05/2014        3,006
                                                                                                     ----------
                                                                                                         46,754
                                                                                                     ----------
            DIVERSIFIED BANKS (0.8%)
   14,000   U.S. Bancorp                                                       3.44      2/01/2016       14,700
    7,000   Wachovia Bank, N.A.                                                6.18      2/15/2036        7,894
    5,000   Wells Fargo & Co.                                                  3.63      4/15/2015        5,239
                                                                                                     ----------
                                                                                                         27,833
                                                                                                     ----------
            LIFE & HEALTH INSURANCE (1.8%)
    9,000   Massmutual Global Funding, LLC(b),(d)                              2.10      8/02/2018        8,990
    1,000   MetLife Global Funding I(b)                                        5.13      6/10/2014        1,039

================================================================================

20      | USAA Short-Term Bond Fund

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
  $ 3,000   MetLife Global Funding I(b)                                        2.00%     1/09/2015   $    3,056
    5,000   MetLife Global Funding I(b)                                        3.65      6/14/2018        5,329
    5,000   MetLife Institutional Funding II(b)                                1.63      4/02/2015        5,065
    5,000   New York Life Global Funding(b)                                    1.85     12/13/2013        5,027
    5,000   New York Life Global Funding(b)                                    1.30      1/12/2015        5,048
    5,000   New York Life Global Funding(b)                                    3.00      5/04/2015        5,205
   10,000   New York Life Global Funding(b)                                    1.30     10/30/2017        9,750
    3,000   Pricoa Global Funding I(b)                                         5.45      6/11/2014        3,124
    5,000   Principal Life Income Funding Trust                                5.55      4/27/2015        5,415
    4,500   Prudential Covered Trust(b)                                        3.00      9/30/2015        4,656
                                                                                                     ----------
                                                                                                         61,704
                                                                                                     ----------
            MULTI-LINE INSURANCE (0.6%)
   10,000   American Intl Group, Inc.                                           5.85     1/16/2018       11,406
    2,000   Hartford Financial Services Group, Inc.                             4.75     3/01/2014        2,038
    5,465   Kemper Corp.                                                        6.00    11/30/2015        5,931
                                                                                                     ----------
                                                                                                         19,375
                                                                                                     ----------
            MULTI-SECTOR HOLDINGS (0.8%)
    1,000   Leucadia National Corp.                                             7.00     8/15/2013        1,003
   21,856   Leucadia National Corp.                                             8.13     9/15/2015       24,533
                                                                                                     ----------
                                                                                                         25,536
                                                                                                     ----------
            OTHER DIVERSIFIED FINANCIAL SERVICES (2.7%)
   15,000   Bank of America Corp.                                               1.50    10/09/2015       15,040
    5,000   Bank of America, N.A.                                               6.10     6/15/2017        5,587
    3,000   Citigroup, Inc.                                                     2.28(c)  8/13/2013        3,001
    7,000   Citigroup, Inc.                                                     5.00     9/15/2014        7,278
    5,000   Citigroup, Inc.                                                     4.45     1/10/2017        5,398
    9,500   Farm Credit Bank of Texas                                           7.56             -(f)     9,548
    5,000   General Electric Capital Corp.                                      1.88     9/16/2013        5,009
    6,000   General Electric Capital Corp.                                      0.88(c) 12/11/2015        6,050
    3,000   General Electric Capital Corp.                                      0.47(c)  1/08/2016        2,987
    2,000   International Lease Finance Corp.(b)                                6.50     9/01/2014        2,103
   10,000   International Lease Finance Corp.                                   2.22(c)  6/15/2016        9,950
    5,000   JPMorgan Chase & Co.                                                1.02(c)  5/02/2014        5,024
    5,000   JPMorgan Chase & Co.                                                3.40     6/24/2015        5,225
   10,000   JPMorgan Chase & Co.                                                0.93(c) 10/15/2015       10,030
                                                                                                     ----------
                                                                                                         92,230
                                                                                                     ----------
            PROPERTY & CASUALTY INSURANCE (0.1%)
    1,500   RLI Corp.                                                           5.95     1/15/2014        1,528
                                                                                                     ----------
            REGIONAL BANKS (2.6%)
    8,000   Allfirst Preferred Capital Trust                                    1.77(c)  7/15/2029        6,720
    2,000   BB&T Corp.                                                          3.38     9/25/2013        2,008

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
  $ 5,000   BB&T Corp.                                                         0.96%(c)  4/28/2014   $    5,012
    2,000   BB&T Corp.                                                         3.95      4/29/2016        2,147
    8,000   BB&T Corp.                                                         1.13(c)   6/15/2018        8,013
    2,000   Chittenden Corp.                                                   0.96(c)   2/14/2017        1,955
    2,000   Cullen/Frost Bankers, Inc.                                         0.81(c)   2/15/2017        1,954
    5,000   First Niagara Financial Group, Inc.                                6.75      3/19/2020        5,806
   10,000   Huntington National Bank                                           1.35      8/02/2016        9,998
    5,000   Key Bank, N.A.                                                     5.80      7/01/2014        5,228
    3,160   Regions Financial Corp.                                            7.75     11/10/2014        3,411
    2,000   Regions Financial Corp.                                            5.75      6/15/2015        2,148
   15,000   Suntrust Bank                                                      0.56(c)   8/24/2015       14,792
   14,400   Susquehanna Bancshares, Inc.                                       2.09(c)   5/01/2014       14,379
    5,000   Union Bank, N.A.                                                   2.13      6/16/2017        5,007
                                                                                                     ----------
                                                                                                         88,578
                                                                                                     ----------
            REITs - DIVERSIFIED (0.3%)
    3,000   Liberty Property, LP                                               5.13      3/02/2015        3,174
    2,790   Washington REIT                                                    5.25      1/15/2014        2,840
    2,030   Washington REIT                                                    5.35      5/01/2015        2,164
                                                                                                     ----------
                                                                                                          8,178
                                                                                                     ----------
            REITs - INDUSTRIAL (0.3%)
    3,075   ProLogis, LP                                                       5.63     11/15/2015        3,325
    5,000   ProLogis, LP                                                       6.25      3/15/2017        5,678
                                                                                                     ----------
                                                                                                          9,003
                                                                                                     ----------
            REITs - OFFICE (1.2%)
    2,000   BioMed Realty, LP                                                  3.85      4/15/2016        2,106
    9,000   Boston Properties, LP                                              3.70     11/15/2018        9,535
    4,000   CommonWealth REIT                                                  6.25      8/15/2016        4,257
    2,000   CommonWealth REIT                                                  6.25      6/15/2017        2,116
    2,000   Duke Realty, LP                                                    5.40      8/15/2014        2,087
    3,000   Mack-Cali Realty, LP                                               5.13      1/15/2015        3,155
    7,000   Mack-Cali Realty, LP                                               2.50     12/15/2017        6,910
    2,000   Reckson Operating Partnership, LP                                  5.88      8/15/2014        2,084
    7,680   Reckson Operating Partnership, LP                                  6.00      3/31/2016        8,404
                                                                                                     ----------
                                                                                                         40,654
                                                                                                     ----------
            REITs - RESIDENTIAL (0.9%)
   11,664   AvalonBay Communities, Inc.                                        5.70      3/15/2017       13,131
    5,745   BRE Properties, Inc.                                               5.50      3/15/2017        6,364
    2,780   ERP Operating, LP                                                  5.38      8/01/2016        3,109
    3,000   UDR, Inc.                                                          5.13      1/15/2014        3,057
    3,000   UDR, Inc.                                                          5.25      1/15/2015        3,168
    2,000   UDR, Inc.                                                          5.25      1/15/2016        2,166
                                                                                                     ----------
                                                                                                         30,995
                                                                                                     ----------

================================================================================

22  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
            REITs - RETAIL (1.6%)
  $ 3,082   Equity One, Inc.                                                   5.38%    10/15/2015   $    3,347
    1,765   Federal Realty Investment Trust                                    5.95      8/15/2014        1,855
    4,000   Kimco Realty Corp.                                                 5.58     11/23/2015        4,393
    5,749   National Retail Properties, Inc.                                   6.15     12/15/2015        6,383
   11,355   Realty Income Corp.                                                2.00      1/31/2018       11,108
    1,625   Regency Centers, LP                                                4.95      4/15/2014        1,669
    6,055   Regency Centers, LP                                                5.25      8/01/2015        6,519
    7,000   Simon Property Group, LP                                           6.13      5/30/2018        8,265
    8,500   Weingarten Realty Investors                                        4.86      1/15/2014        8,641
                                                                                                     ----------
                                                                                                         52,180
                                                                                                     ----------
            REITs - SPECIALIZED (1.1%)
    5,000   HCP, INC                                                           6.00      3/01/2015        5,370
    5,000   Health Care REIT, Inc.                                             3.63      3/15/2016        5,268
    2,505   Health Care REIT, Inc.                                             4.13      4/01/2019        2,650
    3,843   Healthcare Realty Trust                                            6.50      1/17/2017        4,332
    4,128   Hospitality Properties Trust                                       5.13      2/15/2015        4,277
    3,500   Hospitality Properties Trust                                       5.63      3/15/2017        3,810
    2,950   Nationwide Health Properties, Inc.                                 6.90     10/01/2037        3,407
    5,000   Ventas Realty, LP                                                  3.13     11/30/2015        5,245
    3,000   Ventas Realty, LP                                                  4.00      4/30/2019        3,148
                                                                                                     ----------
                                                                                                         37,507
                                                                                                     ----------
            Total Financials                                                                            556,945
                                                                                                     ----------
            HEALTH CARE (0.7%)
            ------------------
            HEALTH CARE EQUIPMENT (0.1%)
    2,000   Mallinckrodt International Finance(b)                              3.50      4/15/2018        1,979
                                                                                                     ----------
            HEALTH CARE SERVICES (0.1%)
    5,000   Express Scripts Holding Co.                                        2.65      2/15/2017        5,145
                                                                                                     ----------
            PHARMACEUTICALS (0.5%)
   10,000   AbbVie, Inc.(b)                                                    1.03(c)  11/06/2015       10,097
    1,000   Mylan, Inc.(b)                                                     6.00     11/15/2018        1,082
    6,000   Zoetis, Inc.(b)                                                    1.88      2/01/2018        5,901
                                                                                                     ----------
                                                                                                         17,080
                                                                                                     ----------
            Total Health Care                                                                            24,204
                                                                                                     ----------
            INDUSTRIALS (3.1%)
            ------------------
            AEROSPACE & DEFENSE (0.5%)
    5,000   L-3 Communications Corp.                                           3.95     11/15/2016        5,337
      995   TransDigm, Inc.(a)                                                 3.50      2/14/2017        1,009
    4,000   TransDigm, Inc.(a)                                                 3.75      2/28/2020        4,025

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
  $ 5,000   United Technologies Corp.                                          1.80%     6/01/2017   $    5,053
                                                                                                     ----------
                                                                                                         15,424
                                                                                                     ----------
            AIR FREIGHT & LOGISTICS (0.2%)
    4,000   FedEx Corp.                                                        7.38      1/15/2014        4,119
    2,478   FedEx Corp. Pass-Through Trust(b)                                  2.63      1/15/2018        2,503
    2,000   United Parcel Service                                              3.88      4/01/2014        2,045
                                                                                                     ----------
                                                                                                          8,667
                                                                                                     ----------
            AIRLINES (0.7%)
   11,050   Continental Airlines, Inc. Pass-Through Trust                      5.50      4/29/2022       11,105
    1,977   United Air Lines, Inc. Pass-Through Trust                          9.75      1/15/2017        2,258
    5,000   Us Airways, Inc.(a)                                                3.50     11/23/2016        5,021
    5,000   Us Airways, Inc.(a)                                                4.25      5/23/2019        5,009
                                                                                                     ----------
                                                                                                         23,393
                                                                                                     ----------
            COMMERCIAL PRINTING (0.1%)
    3,000   R.R. Donnelley & Sons Co.                                          4.95      4/01/2014        3,079
                                                                                                     ----------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
    3,000   Paccar, Inc.                                                       6.88      2/15/2014        3,099
                                                                                                     ----------
            INDUSTRIAL CONGLOMERATES (0.1%)
    3,641   Tomkins, LLC(a)                                                    3.75      9/29/2016        3,675
                                                                                                     ----------
            RAILROADS (0.1%)
    2,000   Union Pacific Corp.                                                5.13      2/15/2014        2,046
                                                                                                     ----------
            TRUCKING (1.3%)
    5,000   ERAC USA Finance, LLC(b)                                           1.40      4/15/2016        4,978
    5,000   ERAC USA Finance, LLC(b)                                           2.75      3/15/2017        5,104
    5,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)                3.13      5/11/2015        5,164
   10,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)                2.50      3/15/2016       10,172
    4,970   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)                3.38      3/15/2018        5,078
   14,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)                2.88      7/17/2018       13,974
                                                                                                     ----------
                                                                                                         44,470
                                                                                                     ----------
            Total Industrials                                                                           103,853
                                                                                                     ----------
            INFORMATION TECHNOLOGY (1.7%)
            -----------------------------
            COMMUNICATIONS EQUIPMENT (0.3%)
   10,000   Cisco Systems, Inc.                                                0.52(c)   3/14/2014       10,018
                                                                                                     ----------
            COMPUTER HARDWARE (0.3%)
   11,387   Dell, Inc.                                                         2.30      9/10/2015       11,453
                                                                                                     ----------
            DATA PROCESSING & OUTSOURCED SERVICES (0.4%)
    5,000   Fiserv, Inc.(e)                                                    3.13      6/15/2016        5,231
   10,000   Total System Services, Inc.                                        2.38      6/01/2018        9,736
                                                                                                     ----------
                                                                                                         14,967
                                                                                                     ----------

================================================================================

24  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
            ELECTRONIC COMPONENTS (0.1%)
  $ 2,000   Amphenol Corp.                                                     4.75%    11/15/2014   $    2,098
                                                                                                     ----------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
    3,000   FLIR Systems, Inc.                                                 3.75      9/01/2016        3,105
                                                                                                     ----------
            OFFICE ELECTRONICS (0.3%)
    7,000   Xerox Corp.                                                        1.09(c)   5/16/2014        7,001
    3,000   Xerox Corp.                                                        2.95      3/15/2017        3,091
                                                                                                     ----------
                                                                                                         10,092
                                                                                                     ----------
            TECHNOLOGY DISTRIBUTORS (0.2%)
    5,000   Tech Data Corp.                                                    3.75      9/21/2017        5,083
                                                                                                     ----------
            Total Information Technology                                                                 56,816
                                                                                                     ----------
            MATERIALS (0.8%)
            ----------------
            PAPER PACKAGING (0.4%)
    3,000   Longview Fibre Paper & Packaging, Inc.(b)                          8.00      6/01/2016        3,129
    4,189   Sealed Air Corp.(a)                                                2.75     10/03/2016        4,215
    3,930   Sealed Air Corp.(a)                                                4.00     10/03/2018        3,989
                                                                                                     ----------
                                                                                                         11,333
                                                                                                     ----------
            PAPER PRODUCTS (0.3%)
   10,000   International Paper Co.                                            7.40      6/15/2014       10,567
                                                                                                     ----------
            SPECIALTY CHEMICALS (0.1%)
    4,500   RPM International, Inc.                                            6.25     12/15/2013        4,578
                                                                                                     ----------
            Total Materials                                                                              26,478
                                                                                                     ----------
            TELECOMMUNICATION SERVICES (1.0%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
    5,000   Centel Capital Corp.                                               9.00     10/15/2019        6,019
    4,400   Frontier Communications Corp.                                      6.63      3/15/2015        4,609
    6,000   Windstream Corp.                                                   8.13      8/01/2013        6,002
                                                                                                     ----------
                                                                                                         16,630
                                                                                                     ----------
            WIRELESS TELECOMMUNICATION SERVICES (0.5%)
   11,250   CC Holdings GS V, LLC / Crown Castle GS III Corp                   2.38     12/15/2017       11,119
    5,000   iPCS, Inc.                                                         3.52(c)   5/01/2014        5,006
    1,000   Verizon Wireless Capital, LLC                                      7.38     11/15/2013        1,018
                                                                                                     ----------
                                                                                                         17,143
                                                                                                     ----------
            Total Telecommunication Services                                                             33,773
                                                                                                     ----------
            UTILITIES (3.1%)
            ----------------
            ELECTRIC UTILITIES (1.7%)
    3,000   Appalachian Power Co.                                              3.40      5/24/2015        3,129

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
  $ 8,000   Duke Energy Corp.                                                  2.10%     6/15/2018   $    8,005
    6,700   Entergy Corp.                                                      4.70      1/15/2017        7,128
   10,000   Entergy Texas, Inc.                                                3.60      6/01/2015       10,452
    7,000   Firstenergy Corp.                                                  2.75      3/15/2018        6,785
    2,000   Great Plains Energy, Inc.                                          2.75      8/15/2013        2,001
    2,000   NextEra Energy Capital Holdings, Inc.                              2.55     11/15/2013        2,012
    3,000   NextEra Energy Capital Holdings, Inc.                              1.61      6/01/2014        3,023
    3,300   PNM Resources, Inc.                                                9.25      5/15/2015        3,721
    9,000   PPL Energy Supply, LLC                                             6.20      5/15/2016        9,998
    1,442   Tri-State General & Transport Association Pass-Through Trust(b)    6.04      1/31/2018        1,553
                                                                                                     ----------
                                                                                                         57,807
                                                                                                     ----------
            GAS UTILITIES (0.5%)
    5,000   El Paso Pipeline Partners Operating Co., LLC(e)                    4.10     11/15/2015        5,349
    5,000   Florida Gas Transmission(b)                                        4.00      7/15/2015        5,266
    5,000   Gulfstream Natural Gas System, LLC(b)                              5.56     11/01/2015        5,488
                                                                                                     ----------
                                                                                                         16,103
                                                                                                     ----------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
      926   AES Corp.                                                          7.75      3/01/2014          955
    2,000   AES Corp.                                                          7.75     10/15/2015        2,230
    3,910   Calpine Corp.(a)                                                   4.00      4/02/2018        3,942
    6,957   NRG Energy, Inc.(a)                                                2.75      7/02/2018        6,960
                                                                                                     ----------
                                                                                                         14,087
                                                                                                     ----------
            MULTI-UTILITIES (0.5%)
    3,000   CMS Energy Corp.                                                   2.75      5/15/2014        3,039
    1,000   Consolidated Natural Gas Co.                                       5.00      3/01/2014        1,026
    1,000   Dominion Resources, Inc.                                           8.88      1/15/2019        1,309
   10,647   Integrys Energy Group, Inc.                                        6.11     12/01/2066       11,188
    1,000   Puget Sound Energy, Inc.                                           6.75      1/15/2016        1,134
                                                                                                     ----------
                                                                                                         17,696
                                                                                                     ----------
            Total Utilities                                                                             105,693
                                                                                                     ----------
            Total Corporate Obligations (cost: $1,162,821)                                            1,178,989
                                                                                                     ----------
            EURODOLLAR AND YANKEE OBLIGATIONS (18.6%)

            CONSUMER DISCRETIONARY (0.8%)
            -----------------------------
            AUTOMOBILE MANUFACTURERS (0.8%)
    1,000   American Honda Finance Corp.(b)                                    6.70     10/01/2013        1,010
    5,000   American Honda Finance Corp.(b)                                    3.50      3/16/2015        5,216
   10,000   Daimler Finance N.A., LLC(b),(e)                                   1.65      4/10/2015       10,106

================================================================================

26  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
  $ 5,000   Daimler Finance N.A., LLC(b)                                       1.30%     7/31/2015   $    5,025
    5,000   Daimler Finance N.A., LLC                                          1.88      1/11/2018        4,949
                                                                                                     ----------
                                                                                                         26,306
                                                                                                     ----------
            Total Consumer Discretionary                                                                 26,306
                                                                                                     ----------
            CONSUMER STAPLES (0.7%)
            -----------------------
            BREWERS (0.4%)
    5,000   SABMiller Holdings, Inc.(b)                                        2.45      1/15/2017        5,130
   10,000   SABMiller plc(b),(e)                                               5.50      8/15/2013       10,014
                                                                                                     ----------
                                                                                                         15,144
                                                                                                     ----------
            DISTILLERS & VINTNERS (0.2%)
    5,000   Pernod Ricard S.A.(b)                                              2.95      1/15/2017        5,128
                                                                                                     ----------
            TOBACCO (0.1%)
    5,000   B.A.T. International Finance plc(b)                                2.13      6/07/2017        5,066
                                                                                                     ----------
            Total Consumer Staples                                                                       25,338
                                                                                                     ----------
            ENERGY (2.3%)
            -------------
            INTEGRATED OIL & GAS (1.2%)
    8,000   BP Capital Markets plc                                             1.63      8/17/2017        7,894
    2,000   Husky Energy, Inc.                                                 5.90      6/15/2014        2,088
   10,000   Petrobras Global Finance B.V.                                      2.00      5/20/2016        9,919
    5,000   Shell International Finance B.V.(e)                                4.00      3/21/2014        5,111
   15,000   Shell International Finance B.V.                                   1.13      8/21/2017       14,811
                                                                                                     ----------
                                                                                                         39,823
                                                                                                     ----------
            OIL & GAS DRILLING (0.3%)
    5,000   Noble Holding International Ltd.(e)                                3.45      8/01/2015        5,202
    5,000   Transocean, Inc.(e)                                                5.05     12/15/2016        5,484
                                                                                                     ----------
                                                                                                         10,686
                                                                                                     ----------
            OIL & GAS EXPLORATION & PRODUCTION (0.2%)
    2,000   Woodside Finance Ltd.(b)                                           8.13      3/01/2014        2,078
    4,000   Woodside Finance Ltd.(b)                                           4.50     11/10/2014        4,166
                                                                                                     ----------
                                                                                                          6,244
                                                                                                     ----------
            OIL & GAS STORAGE & TRANSPORTATION (0.6%)
    9,000   Enbridge, Inc.                                                     5.80      6/15/2014        9,387
    3,250   Enbridge, Inc.                                                     4.90      3/01/2015        3,443
    8,000   TransCanada Pipelines Ltd.                                         0.88      3/02/2015        8,028
                                                                                                     ----------
                                                                                                         20,858
                                                                                                     ----------
            Total Energy                                                                                 77,611
                                                                                                     ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
            FINANCIALS (8.6%)
            -----------------
            CONSUMER FINANCE (0.1%)
  $ 2,000   HSBC Finance Corp.                                                 0.52%(c)  1/15/2014   $    2,000
                                                                                                     ----------
            DIVERSIFIED BANKS (6.4%)
    9,000   ANZ National International Ltd.(b)                                 1.85     10/15/2015        9,137
   10,000   Banco Santander Chile(b)                                           2.28(c)   2/14/2014       10,046
    5,000   Bank of Montreal(b)                                                1.30     10/31/2014        5,053
    5,000   Bank of Montreal(b)                                                2.85      6/09/2015        5,206
    5,000   Bank of Montreal(b)                                                2.63      1/25/2016        5,222
   10,000   Bank of Nova Scotia                                                0.70(c)   2/27/2014       10,029
    7,500   Barclays Bank plc(b),(m)                                           2.25      5/10/2017        7,708
    5,000   Canadian Imperial Bank                                             1.45      9/13/2013        5,006
    4,000   Canadian Imperial Bank(b)                                          2.60      7/02/2015        4,151
    2,000   Canadian Imperial Bank                                             2.35     12/11/2015        2,067
    5,000   Commonwealth Bank of Australia                                     1.52(c)   1/17/2014        5,033
    2,000   Commonwealth Bank of Australia                                     2.25      3/16/2017        2,056
    5,000   DNB Bank ASA(b)                                                    3.20      4/03/2017        5,213
    4,000   HSBC USA, Inc.                                                     2.38      2/13/2015        4,098
    5,000   Lloyds TSB Bank plc                                                4.20      3/28/2017        5,341
   13,000   National Australia Bank of New York                                0.90      1/20/2016       12,956
    7,000   National Australia Bank of New York                                2.75      3/09/2017        7,236
   16,000   Rabobank Nederland                                                 0.75(c)   3/18/2016       16,073
    5,000   Rabobank Nederland                                                 3.38      1/19/2017        5,286
    2,000   Royal Bank of Canada                                               2.63     12/15/2015        2,085
   20,000   Royal Bank of Canada                                               0.85      3/08/2016       19,899
   10,000   Santander Holdings USA, Inc.                                       3.00      9/24/2015       10,296
    5,000   Stadshypotek AB(b)                                                 0.83(c)   9/30/2013        5,004
   18,000   Standard Chartered Bank(b)                                         6.40      9/26/2017       20,523
    2,000   Standard Chartered plc(b)                                          3.85      4/27/2015        2,094
    5,000   Svenska Handelsbanken AB                                           2.88      4/04/2017        5,180
   10,000   Swedbank AB(b)                                                     1.75      3/12/2018        9,774
    8,000   Toronto-Dominion Bank                                              1.40      4/30/2018        7,800
    3,000   Westpac Banking Corp.                                              2.10      8/02/2013        3,000
    2,000   Westpac Banking Corp.(b)                                           1.52(c)   1/30/2014        2,013
                                                                                                     ----------
                                                                                                        214,585
                                                                                                     ----------
            DIVERSIFIED CAPITAL MARKETS (0.5%)
    2,000   Credit Suisse Group, AG                                            5.50      5/01/2014        2,073
    5,000   Deutsche Bank AG London                                            3.25      1/11/2016        5,249
      582   UBS AG                                                             2.25      8/12/2013          582
   10,000   UBS AG London(b),(e)                                               1.88      1/23/2015       10,183
                                                                                                     ----------
                                                                                                         18,087
                                                                                                     ----------

================================================================================

28  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.8%)
 $  7,000   ING Bank N.V.(b)                                                   3.75%     3/07/2017   $    7,351
    2,000   ING Capital Funding Trust III                                      3.87(c)           -(f)     1,950
   14,350   Sovereign Bank                                                     8.75      5/30/2018       17,018
                                                                                                     ----------
                                                                                                         26,319
                                                                                                     ----------
            PROPERTY & CASUALTY INSURANCE (0.8%)
   12,420   Oil Insurance Ltd.(b)                                              3.26(c)           -(f)    11,372
   12,000   QBE Insurance Group Ltd.(b)                                        2.40      5/01/2018       11,665
    4,890   White Mountains Re Group Ltd.(b)                                   6.38      3/20/2017        5,336
                                                                                                     ----------
                                                                                                         28,373
                                                                                                     ----------
            Total Financials                                                                            289,364
                                                                                                     ----------
            HEALTH CARE (0.4%)
            ------------------
            PHARMACEUTICALS (0.4%)
    5,000   Novartis Capital Corp.                                             2.90      4/24/2015        5,211
    6,965   Valeant Pharmaceuticals International, Inc.(a)                     3.50      2/13/2019        7,042
      995   Valeant Pharmaceuticals International, Inc.(a)                     3.50     12/11/2019        1,006
                                                                                                     ----------
                                                                                                         13,259
                                                                                                     ----------
            Total Health Care                                                                            13,259
                                                                                                     ----------
            INDUSTRIALS (2.2%)
            ------------------
            AIRLINES (0.5%)
   15,000   British Airways PLC(b)                                             5.63      6/20/2020       15,412
                                                                                                     ----------
            AIRPORT SERVICES (0.2%)
    8,000   Heathrow Funding Ltd.(b)                                           2.50      6/25/2015        8,140
                                                                                                     ----------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.2%)
    2,000   CNH Capital, LLC                                                   3.88     11/01/2015        2,065
    3,000   CNH Capital, LLC                                                   3.63      4/15/2018        2,963
                                                                                                     ----------
                                                                                                          5,028
                                                                                                     ----------
            DIVERSIFIED SUPPORT SERVICES (0.5%)
   16,688   Brambles USA, Inc.(b)                                              3.95      4/01/2015       17,406
                                                                                                     ----------
            INDUSTRIAL CONGLOMERATES (0.5%)
    5,000   Hutchison Whampoa International Ltd.(b)                            6.00              -(f)     5,288
    5,000   Hutchison Whampoa International Ltd.(b)                            3.50      1/13/2017        5,191
    6,600   Hutchison Whampoa International Ltd.(b)                            2.00     11/08/2017        6,499
                                                                                                     ----------
                                                                                                         16,978
                                                                                                     ----------
            RAILROADS (0.3%)
   10,000   Asciano Finance(b)                                                 5.00      4/07/2018       10,678
                                                                                                     ----------
            Total Industrials                                                                            73,642
                                                                                                     ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY (0.1%)
            -----------------------------
            SEMICONDUCTORS (0.1%)
  $ 3,205   NXP BV / NXP Funding, LLC(b)                                       9.75%     8/01/2018   $    3,589
                                                                                                     ----------
            MATERIALS (3.4%)
            ----------------
            CONSTRUCTION MATERIALS (0.4%)
    3,597   CRH America, Inc.                                                  4.13      1/15/2016        3,788
    5,000   Holcim US Finance                                                  6.00     12/30/2019        5,673
    2,000   Lafarge S.A.(b)                                                    6.20      7/09/2015        2,150
                                                                                                     ----------
                                                                                                         11,611
                                                                                                     ----------
            DIVERSIFIED CHEMICALS (0.2%)
    6,000   Incitec Pivot Finance Ltd.(b)                                      4.00     12/07/2015        6,268
                                                                                                     ----------
            DIVERSIFIED METALS & MINING (1.9%)
    5,000   Anglo American Capital(b),(m)                                      2.15      9/27/2013        5,009
    5,000   Anglo American Capital plc(b)                                      2.63      9/27/2017        4,914
    5,000   Glencore Funding, LLC(b)                                           6.00      4/15/2014        5,156
   10,000   Glencore Funding, LLC(b)                                           1.70      5/27/2016        9,778
    5,000   Petrohawk Energy Corp.                                             7.25      8/15/2018        5,487
   17,000   Rio Tinto Finance USA plc                                          1.11(c)   6/17/2016       17,017
    1,746   Teck Resources Ltd.                                                3.15      1/15/2017        1,782
    3,000   Xstrata Canada Corp.                                               5.38      6/01/2015        3,170
    2,000   Xstrata Finance Canada Ltd.(b)                                     2.85     11/10/2014        2,028
   10,000   Xstrata Finance Canada Ltd.(b)                                     2.70     10/25/2017        9,773
                                                                                                     ----------
                                                                                                         64,114
                                                                                                     ----------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
    9,840   Yara International ASA(b)                                          5.25     12/15/2014       10,353
                                                                                                     ----------
            GOLD (0.4%)
   10,000   Barrick Gold Corp.(b)                                              2.50      5/01/2018        9,290
    4,000   Barrick Gold Finance Co., LLC                                      6.13      9/15/2013        4,020
                                                                                                     ----------
                                                                                                         13,310
                                                                                                     ----------
            STEEL (0.2%)
    4,000   ArcelorMittal                                                      5.00      2/25/2017        4,140
    3,000   ArcelorMittal USA, LLC                                             6.50      4/15/2014        3,101
                                                                                                     ----------
                                                                                                          7,241
                                                                                                     ----------
            Total Materials                                                                             112,897
                                                                                                     ----------
            TELECOMMUNICATION SERVICES (0.1%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
    5,000   Telecom Italia Capital                                             5.25     11/15/2013        5,051
                                                                                                     ----------
            Total Eurodollar and Yankee Obligations (cost: $620,783)                                    627,057
                                                                                                     ----------

================================================================================

30  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES (10.5%)

            FINANCIALS (10.5%)
            ------------------
            ASSET-BACKED FINANCING (10.5%)
  $ 6,043   Access Group, Inc.                                                 0.53%(c)  4/25/2029    $   5,873
    3,500   AmeriCredit Automobile Receivables Trust                           2.19      2/08/2016        3,528
    6,000   AmeriCredit Automobile Receivables Trust                           3.34      4/08/2016        6,148
    5,725   AmeriCredit Automobile Receivables Trust                           6.24      6/08/2016        6,032
    5,000   AmeriCredit Automobile Receivables Trust                           4.00      5/08/2017        5,190
   10,000   Arkle Master Issuer plc(b),(m)                                     1.67(c)   5/17/2060       10,009
    9,391   ARL First, LLC(b),(g)                                              1.94(c)  12/15/2042        9,451
    3,250   Avis Budget Rental Car Funding, LLC(b)                             2.98     11/20/2013        3,254
    5,000   Avis Budget Rental Car Funding, LLC(b)                             4.64      5/20/2016        5,278
   12,000   Avis Budget Rental Car Funding, LLC(b)                             2.62      9/20/2019       11,710
   15,000   Bank of America Credit Card Trust                                  4.94(c)   3/15/2016       15,132
    5,000   Bank One Issuance Trust                                            0.99(c)   2/15/2017        5,003
    5,000   Capital One Multi-Asset Execution Trust                            2.44(c)   7/15/2016        5,007
    1,474   CenterPoint Energy Transition Bond Co. III, LLC                    4.19      2/01/2020        1,552
    1,912   Centre Point Funding, LLC(b)                                       5.43      7/20/2016        1,991
    9,000   CIT Equipment Collateral(b)                                        1.10      8/22/2016        9,014
    2,000   CIT Equipment Collateral(b)                                        1.69      8/22/2016        2,003
    3,271   College Loan Corp. Trust                                           0.76(c)   1/15/2037        2,793
    7,082   Collegiate Funding Services Education Loan Trust                   0.60(c)   3/28/2035        5,966
    1,817   Credit Acceptance Auto Loan Trust(b)                               3.63     10/15/2018        1,820
    5,000   Credit Acceptance Auto Loan Trust(b)                               2.61      3/15/2019        5,049
    5,000   Credit Acceptance Auto Loan Trust(b)                               3.96      9/15/2019        5,130
    3,000   Credit Acceptance Auto Loan Trust(b)                               3.12      3/16/2020        3,012
    3,000   Credit Acceptance Auto Loan Trust(b)                               2.21      9/15/2020        3,013
    3,600   Credit Acceptance Auto Loan Trust(b)                               1.83      4/15/2021        3,566
   10,000   Enterprise Fleet Financing, LLC(b)                                 2.10      5/20/2017       10,120
   21,000   Enterprise Fleet Financing, LLC                                    1.41     11/20/2017       21,068
      163   Ford Credit Auto Owner Trust                                       2.98      8/15/2014          163
    1,151   Ford Credit Auto Owner Trust                                       2.42     11/15/2014        1,155
    3,000   Ford Credit Auto Owner Trust                                       2.38      7/15/2016        3,084
    7,000   Fosse Master Issuer plc(b)                                         2.22(c)  10/18/2054        7,112
    5,000   GE Capital Credit Card Master Note Trust(b)                        5.39     11/15/2017        5,255
    1,100   GE Equipment Midticket, LLC                                        1.47      7/14/2015        1,102
    1,738   GE Equipment Small Ticket, LLC(b)                                  1.45      1/21/2018        1,742
    9,058   Gracechurch Mortgage Financing plc(b)                              1.82(c)  11/20/2056        9,197
   10,000   Hertz Vehicle Financing, LLC                                       2.60      2/25/2015       10,065
   10,000   Hertz Vehicle Financing, LLC(b)                                    1.86      8/25/2017        9,899
    5,000   Holmes Master Issuer plc(b)                                        1.67(c)  10/15/2054        5,029
    4,550   Holmes Master Issuer plc(b)                                        1.82(c)  10/21/2054        4,610
      606   Home Equity Asset Trust                                            0.60(c)  11/25/2035          603

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
  $ 5,000   Iowa Student Loan Liquidity Corp.                                  0.62%(c)  9/25/2037   $    4,095
    2,145   MMAF Equipment Finance, LLC(b)                                     3.51      1/15/2030        2,197
    2,000   Motor plc(b)                                                       1.29      2/25/2020        2,000
    5,000   Permanent Master Issuer plc(b)                                     1.82(c)   7/15/2042        5,073
    5,000   Prestige Auto Receivables Trust "B"                                2.87      7/16/2018        5,041
    6,000   Prestige Auto Receivables Trust "B"(b)                             1.74      5/15/2019        5,918
   11,750   Rental Car Finance Corp.(b)                                        4.38      2/25/2016       12,118
    1,387   Santander Drive Auto Receivables Trust                             1.84     11/17/2014        1,392
    8,773   Santander Drive Auto Receivables Trust(b)                          3.19     10/15/2015        8,909
    1,045   Santander Drive Auto Receivables Trust(b)                          1.48      5/15/2017        1,048
   12,500   Santander Drive Auto Receivables Trust                             2.43      5/15/2017       12,646
    2,000   Santander Drive Auto Receivables Trust                             3.09      5/15/2017        2,023
    5,000   Santander Drive Auto Receivables Trust                             3.89      7/17/2017        5,110
    4,953   Sequoia Mortgage Trust(b)                                          3.00      5/25/2043        4,698
    1,926   SLC Student Loan Trust                                             0.39(c)   1/15/2019        1,922
    5,577   SLC Student Loan Trust                                             0.57(c)   7/15/2036        5,071
    2,500   SLM Student Loan Trust                                             0.63(c)  12/15/2023        2,406
    6,278   SLM Student Loan Trust                                             0.65(c)   1/27/2025        6,284
    1,250   SLM Student Loan Trust                                             0.47(c)  10/27/2025        1,181
    8,000   SLM Student Loan Trust                                             0.72(c)   7/15/2036        6,259
    1,392   SLM Student Loan Trust                                             0.82(c)  10/25/2038        1,200
    7,545   Trinity Rail Leasing, LP(b)                                        2.27      1/15/2043        7,418
    5,000   United Auto Credit Securitization Trust                            1.87      9/15/2015        4,997
      317   Westlake Automobile Receivables Trust(b)                           1.49      6/16/2014          317
    5,500   Wheels SPV, LLC                                                    1.53      3/20/2021        5,553
   10,000   World Omni Auto Receivables Trust                                  1.91      4/15/2016       10,123
                                                                                                     ----------
                                                                                                        351,727
                                                                                                     ----------
            Total Financials                                                                            351,727
                                                                                                     ----------
            Total Asset-Backed Securities (cost: $348,213)                                              351,727
                                                                                                     ----------

            COMMERCIAL MORTGAGE SECURITIES (16.9%)

            FINANCIALS (16.9%)
            ------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (15.3%)
    1,927   Banc of America Commercial Mortgage, Inc.                          5.56      6/10/2039        1,972
      968   Banc of America Commercial Mortgage, Inc.                          4.94     11/10/2041          999
    2,628   Banc of America Commercial Mortgage, Inc.                          5.28     11/10/2042        2,668
       90   Banc of America Commercial Mortgage, Inc.                          4.51     12/10/2042           90
      732   Banc of America Commercial Mortgage, Inc.                          4.50      7/10/2043          735
    1,000   Banc of America Commercial Mortgage, Inc.                          4.62      7/10/2043        1,022
    3,830   Banc of America Commercial Mortgage, Inc.                          4.73      7/10/2043        4,002
    2,225   Banc of America Commercial Mortgage, Inc.                          5.09      7/10/2043        2,326
    3,300   Banc of America Commercial Mortgage, Inc.                          4.93      7/10/2045        3,516
    3,000   Banc of America Commercial Mortgage, Inc.                          5.20      7/10/2045        3,039

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32  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
  $ 5,000   Banc of America Commercial Mortgage, Inc.                          5.12%    10/10/2045   $    5,385
    5,000   Banc of America Commercial Mortgage, Inc.                          5.36     10/10/2045        5,469
    4,935   Banc of America Commercial Mortgage, Inc.                          5.19      9/10/2047        5,324
    4,318   Banc of America Commercial Mortgage, Inc.                          5.32      9/10/2047        4,363
    4,204   Banc of America Commercial Mortgage, Inc.(b)                       5.46      9/10/2047        4,438
    2,693   Banc of America Commercial Mortgage, Inc.                          5.45      1/15/2049        2,721
    1,790   Banc of America Commercial Mortgage, Inc.                          5.81      2/10/2051        1,854
    7,178   Banc of America Commercial Mortgage, Inc.                          6.02      2/10/2051        7,173
      923   Bear Stearns Commercial Mortgage Securities, Inc.                  5.69      9/11/2038          923
      915   Bear Stearns Commercial Mortgage Securities, Inc.                  5.17     12/11/2038          920
      779   Bear Stearns Commercial Mortgage Securities, Inc.                  5.40     12/11/2040          779
      293   Bear Stearns Commercial Mortgage Securities, Inc.                  4.95      2/11/2041          292
    2,463   Bear Stearns Commercial Mortgage Securities, Inc.                  5.53      9/11/2041        2,552
    1,259   Bear Stearns Commercial Mortgage Securities, Inc.                  5.53     10/12/2041        1,261
   10,467   Bear Stearns Deutsche Bank Trust(b)                                4.72      9/15/2027       11,138
    3,145   Chase Commercial Mortgage Securities Corp.(b)                      6.56      5/18/2030        3,348
    3,550   Citigroup Commercial Mortgage Trust                                5.75      3/15/2049        3,892
    1,986   Citigroup Commercial Mortgage Trust                                6.14     12/10/2049        2,026
    2,150   Citigroup Deutsche Bank Commerical Mortgage Trust                  5.22      7/15/2044        2,175
    1,000   Commercial Mortgage Asset Trust                                    7.64     11/17/2032        1,027
    5,000   Commercial Mortgage Asset Trust                                    4.98      5/10/2043        5,287
      426   Commercial Mortgage Trust                                          4.58     10/15/2037          427
    3,000   Commercial Mortgage Trust                                          5.12      6/10/2044        3,208
    2,990   Credit Suisse Commercial Mortgage Trust                            5.99      6/15/2038        3,296
    4,917   Credit Suisse Commercial Mortgage Trust                            5.38      2/15/2040        5,311
    5,422   Credit Suisse First Boston Mortgage Securities Corp.               5.42      5/15/2036        5,508
    4,725   Credit Suisse First Boston Mortgage Securities Corp.               5.11      7/15/2036        4,832
    7,763   Credit Suisse First Boston Mortgage Securities Corp.               4.69      4/15/2037        7,939
    8,320   Credit Suisse First Boston Mortgage Securities Corp.               5.10      8/15/2038        8,834
    7,000   Credit Suisse First Boston Mortgage Securities Corp.               5.10      8/15/2038        7,501
      480   Credit Suisse First Boston Mortgage Securities Corp.               5.86      3/15/2039          485
    1,956   Credit Suisse Mortgage Capital                                     5.58      4/12/2049        1,981
   10,000   DB-UBS Mortgage Trust                                              3.64      8/10/2044       10,613
    7,096   DB-UBS Mortgage Trust(b)                                           3.74     11/10/2046        7,529
    4,323   GE Capital Commercial Mortgage Corp.                               5.47     11/10/2045        4,321
    4,379   GMAC Commercial Mortgage Securities, Inc.                          5.02      4/10/2040        4,388
      687   GMAC Commercial Mortgage Securities, Inc.                          4.55     12/10/2041          689
    5,750   GMAC Commercial Mortgage Securities, Inc.                          4.75      5/10/2043        6,035
    3,000   Greenwich Capital Commercial Funding Corp.                         5.03      1/05/2036        3,021
    5,617   Greenwich Capital Commercial Funding Corp.                         5.32      6/10/2036        5,711
    4,200   Greenwich Capital Commercial Funding Corp.                         5.22      4/10/2037        4,499
    8,090   Greenwich Capital Commercial Funding Corp.                         6.06      7/10/2038        8,889
    2,160   Greenwich Capital Commercial Funding Corp.                         4.80      8/10/2042        2,250
    7,570   GS Mortgage Securities Corp. II                                    5.55      4/10/2038        8,251

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
  $ 8,980   GS Mortgage Securities Corp. II                                    5.62%    4/10/2038    $    9,749
    5,000   GS Mortgage Securities Corp. II                                    4.75     7/10/2039         5,250
    4,500   GS Mortgage Securities Corp. II                                    4.78     7/10/2039         4,565
    5,000   GS Mortgage Securities Corp. II                                    2.54     1/10/2045         5,160
   10,000   GS Mortgage Securities Corp. II                                    2.32     5/10/2045        10,231
   11,300   GS Mortgage Securities Trust                                       1.21     7/10/2046        11,280
    3,765   J.P. Morgan Chase Commercial Mortgage Securities Corp.             4.90     1/12/2037         3,914
      445   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.20     8/12/2037           454
    2,232   J.P. Morgan Chase Commercial Mortgage Securities Corp.             4.40     1/12/2039         2,263
   15,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.12     7/15/2041        15,515
    2,379   J.P. Morgan Chase Commercial Mortgage Securities Corp.             4.92     1/15/2042         2,484
      909   J.P. Morgan Chase Commercial Mortgage Securities Corp.             4.68     7/15/2042           914
      942   J.P. Morgan Chase Commercial Mortgage Securities Corp.             4.70     7/15/2042           942
    3,205   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.00     8/15/2042         3,397
    2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.00    10/15/2042         2,130
    3,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.04    10/15/2042         3,095
    2,130   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.29     1/12/2043         2,298
   11,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.33     1/12/2043        11,832
    1,821   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.49     4/15/2043         1,889
    3,284   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.79     6/12/2043         3,446
    2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.81     6/12/2043         2,204
       66   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.82     6/12/2043            66
    3,835   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.45    12/12/2043         3,830
     450    J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.20    12/15/2044           454
    4,301   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.23    12/15/2044         4,399

================================================================================

34  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
  $   936   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.86%     4/15/2045   $      983
    1,798   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.52      5/12/2045        1,890
    1,682   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.37      5/15/2045        1,751
      525   J.P. Morgan Chase Commercial Mortgage Securities Corp.             4.63      3/15/2046          528
    1,725   J.P. Morgan Chase Commercial Mortgage Securities Corp.             4.87      3/15/2046        1,748
    1,650   J.P. Morgan Chase Commercial Mortgage Securities Corp.(b)          4.11      7/15/2046        1,776
    2,851   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.13      5/15/2047        2,964
      389   J.P. Morgan Chase Commercial Mortgage Securities Corp.             5.63      2/12/2051          389
      352   LB-UBS Commercial Mortgage Trust                                   3.97      3/15/2029          353
      669   LB-UBS Commercial Mortgage Trust                                   5.38      6/15/2029          680
      547   LB-UBS Commercial Mortgage Trust                                   4.63     10/15/2029          550
    1,330   LB-UBS Commercial Mortgage Trust                                   5.00      4/15/2030        1,351
      605   LB-UBS Commercial Mortgage Trust                                   5.01      4/15/2030          614
    2,091   LB-UBS Commercial Mortgage Trust                                   4.66      7/15/2030        2,112
    5,830   LB-UBS Commercial Mortgage Trust                                   4.95      9/15/2030        6,198
      121   LB-UBS Commercial Mortgage Trust                                   5.10     11/15/2030          121
    4,880   LB-UBS Commercial Mortgage Trust                                   5.45     11/15/2030        5,026
       38   LB-UBS Commercial Mortgage Trust                                   5.08      2/15/2031           38
    5,844   LB-UBS Commercial Mortgage Trust                                   5.16      2/15/2031        6,321
    1,650   LB-UBS Commercial Mortgage Trust                                   6.04      6/15/2032        1,703
    3,718   LB-UBS Commercial Mortgage Trust                                   4.37      3/15/2036        3,775
    5,000   LB-UBS Commercial Mortgage Trust                                   5.35     11/15/2038        5,559
    4,000   LB-UBS Commercial Mortgage Trust                                   5.41      9/15/2039        4,424
    1,250   LB-UBS Commercial Mortgage Trust                                   4.86     12/15/2039        1,306
    3,488   LB-UBS Commercial Mortgage Trust                                   5.40      2/15/2040        3,544
    4,000   LB-UBS Commercial Mortgage Trust                                   5.42      2/15/2040        4,465
    6,000   LB-UBS Commercial Mortgage Trust                                   5.46      2/15/2040        6,592
   11,653   LB-UBS Commercial Mortgage Trust                                   6.08      7/15/2044       12,989
    4,743   Merrill Lynch Mortgage Trust                                       4.96      7/12/2038        4,789
    2,000   Merrill Lynch Mortgage Trust                                       5.14      7/12/2038        2,086
    3,616   Merrill Lynch Mortgage Trust                                       5.68      5/12/2039        3,760
    1,385   Merrill Lynch Mortgage Trust                                       5.83      5/12/2039        1,389
    3,716   Merrill Lynch Mortgage Trust                                       4.86      8/12/2039        3,850
    7,500   Merrill Lynch Mortgage Trust                                       4.92     10/12/2041        7,764
        9   Merrill Lynch Mortgage Trust                                       4.81      9/12/2042            9
    1,388   Merrill Lynch Mortgage Trust                                       4.67      6/12/2043        1,386

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                        COUPON                      VALUE
(000)       SECURITY                                                           RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------------------
  $ 2,346   Merrill Lynch Mortgage Trust                                       5.71%     2/12/2051   $    2,417
    4,608   Merrill Lynch-Countrywide Commercial Mortgage Trust                5.38      7/12/2046        4,718
    1,386   Merrill Lynch-Countrywide Commercial Mortgage Trust                5.36      8/12/2048        1,454
    5,246   Merrill Lynch-Countrywide Commercial Mortgage Trust                5.36      8/12/2048        5,322
      997   Merrill Lynch-Countrywide Commercial Mortgage Trust                6.06      8/12/2049        1,025
    2,507   Morgan Stanley Capital I, Inc.                                     5.54      6/15/2038        2,565
    3,399   Morgan Stanley Capital I, Inc.                                     4.97     12/15/2041        3,416
    1,434   Morgan Stanley Capital I, Inc.                                     5.42      3/12/2044        1,434
    6,975   Morgan Stanley Capital I, Inc.                                     5.57     12/15/2044        7,585
    2,799   Morgan Stanley Capital I, Inc.(b)                                  2.60      9/15/2047        2,854
    4,028   Morgan Stanley Capital I, Inc.                                     5.58      4/12/2049        4,045
    5,000   Morgan Stanley Capital I, Inc.                                     5.27     10/12/2052        5,398
    5,000   Morgan Stanley Dean Witter Capital I, Inc.(b)                      5.39     12/17/2043        5,138
       51   Morgan Stanley Dean Witter Capital I, Inc.                         4.54      7/15/2056           51
    7,063   Motel 6 Trust(b)                                                   1.50     10/05/2025        6,998
    2,000   Wachovia Bank Commercial Mortgage Trust                            5.20     11/15/2035        2,024
      700   Wachovia Bank Commercial Mortgage Trust                            4.94      4/15/2042          739
    5,000   Wachovia Bank Commercial Mortgage Trust                            5.12      7/15/2042        5,336
    2,702   Wachovia Bank Commercial Mortgage Trust                            5.41     10/15/2044        2,902
      339   Wachovia Bank Commercial Mortgage Trust                            5.49     12/15/2044          339
      278   Wachovia Bank Commercial Mortgage Trust                            5.94      6/15/2045          282
    3,917   Wachovia Bank Commercial Mortgage Trust                            5.50     10/15/2048        3,947
    1,000   Wachovia Bank Commercial Mortgage Trust                            5.57     10/15/2048        1,112
    5,000   Wachovia Bank Commercial Mortgage Trust                            5.31     11/15/2048        5,523
    4,993   Wachovia Bank Commercial Mortgage Trust                            5.31     11/15/2048        5,057
    5,000   Wachovia Bank Commercial Mortgage Trust                            5.75      6/15/2049        5,633
      935   WF-RBS Commercial Mortgage Trust(b)                                3.24      3/15/2044          980
                                                                                                     ----------
                                                                                                        513,072
                                                                                                     ----------
            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%)
   76,402   Commercial Mortgage Trust, acquired
              8/09/2012-8/27/2012; cost $9,815(h)                              1.96      8/15/2045        8,850
   74,137   Commercial Mortgage Trust, acquired
              11/06/2012; cost $9,938(h)                                       2.02     10/15/2045        9,071
   40,329   GS Mortgage Securities Corp. II,
              acquired 5/18/2012; cost $6,162(h)                               2.61      5/10/2045        5,519
   32,143   GS Mortgage Securities Trust, acquired
              11/16/2012; cost $4,958(b),(h)                                   2.40     11/10/2045        4,483
   36,224   J.P. Morgan Chase Commercial Mortgage
              Securities Corp., acquired 9/28/2012; cost $4,945(h)             2.21     10/15/2045        4,391

================================================================================

36  | USAA SHORT-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
 $ 38,138   Morgan Stanley-BAML Trust, acquired
              10/05/2012; cost $4,955(b),(h)                     2.18%        11/15/2045           $    4,393
   65,022   UBS Commercial Mortgage Trust, acquired
              5/01/2012; cost $9,843(b),(h)                      2.35          5/10/2045                8,948
   34,679   UBS-Barclays Commercial Mortgage Trust,
              acquired 9/14/2012; cost $4,942(b),(h)             2.19          8/10/2049                4,464
   35,669   Wells Fargo Commercial Mortgage Trust,
              acquired 9/21/2012; cost $4,948(b),(h)             2.15         10/15/2045                4,473
                                                                                                   ----------
                                                                                                       54,592
                                                                                                   ----------
            Total Financials                                                                          567,664
                                                                                                   ----------
            Total Commercial Mortgage Securities (cost: $557,173)                                     567,664
                                                                                                   ----------
            U.S. GOVERNMENT AGENCY ISSUES (5.2%)(i)

            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (1.8%)
   57,476   Fannie Mae(+)                                        4.08         12/25/2017                8,375
  113,492   Fannie Mae(+)                                        2.25         12/25/2019               10,440
   86,830   Fannie Mae(+)                                        0.81          5/25/2022                4,555
   87,233   Fannie Mae(+)                                        0.67          8/25/2022                3,896
   37,765   Freddie Mac(+)                                       1.74          4/25/2017                1,917
   64,318   Freddie Mac(+)                                       3.09          1/25/2019                8,767
   39,835   Freddie Mac(+)                                       1.78          5/25/2019                3,423
  105,440   Freddie Mac(+)                                       1.71          7/25/2019                8,841
   61,708   Freddie Mac(+)                                       1.40         11/25/2019                4,326
   74,336   Freddie Mac(+)                                       1.32          8/25/2022                6,773
                                                                                                   ----------
                                                                                                       61,313
                                                                                                   ----------
            MORTGAGE-BACKED PASS-THROUGH SECURITIES (3.3%)
   12,893   Fannie Mae(+)                                        1.25          9/25/2027               12,460
    8,471   Fannie Mae(+)                                        2.50          4/01/2027                8,491
   23,946   Fannie Mae(+)                                        2.50          5/01/2027               24,005
   15,284   Fannie Mae(+)                                        2.50          8/01/2027               15,321
   11,674   Fannie Mae(+)                                        2.50          8/01/2027               11,703
      650   Fannie Mae(+)                                        4.50          5/01/2023                  694
      519   Fannie Mae(+)                                        4.50          2/01/2024                  552
      317   Fannie Mae(+)                                        5.00         12/01/2021                  341
    1,037   Fannie Mae(+)                                        5.00          6/01/2023                1,116
      454   Fannie Mae(+)                                        5.00          9/01/2023                  483
    1,275   Fannie Mae(+)                                        5.00          2/01/2024                1,359
      839   Fannie Mae(+)                                        5.50         12/01/2020                  890
    1,018   Fannie Mae(+)                                        5.50          2/01/2023                1,081
    2,381   Fannie Mae(+)                                        5.50          6/01/2023                2,591
      622   Fannie Mae(+)                                        5.50          9/01/2023                  678
    2,352   Fannie Mae(+)                                        5.50          6/01/2024                2,561

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
 $  1,413   Fannie Mae(+)                                        6.00%        10/01/2022           $    1,564
    2,172   Fannie Mae(+)                                        6.00          1/01/2023                2,405
    1,221   Fannie Mae(+)                                        6.00          1/01/2023                1,369
    1,141   Fannie Mae(+)                                        6.00          7/01/2023                1,201
    4,651   Freddie Mac(+)                                       1.56         10/25/2018                4,705
    9,216   Freddie Mac(+)                                       1.78         10/25/2020                9,311
    1,739   Freddie Mac(+)                                       2.48          4/01/2035                1,842
      708   Freddie Mac(+)                                       5.00          5/01/2020                  764
      662   Freddie Mac(+),(j)                                   5.00          9/01/2020                  707
      229   Freddie Mac(+)                                       5.50         11/01/2018                  245
    1,008   Freddie Mac(+)                                       5.50          4/01/2021                1,094
                                                                                                   ----------
                                                                                                      109,533
                                                                                                   ----------
            OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (0.1%)
    3,000   Private Export Funding Corp. (NBGA)                  1.38          2/15/2017                3,024
                                                                                                   ----------
            Total U.S. Government Agency Issues (cost: $173,584)                                       73,870
                                                                                                   ----------

            U.S. TREASURY SECURITIES (0.3%)

            NOTES (0.3%)
   10,000   .25%, 5/15/2016 (cost: $9,957)                                                              9,920
                                                                                                   ----------

            MUNICIPAL BONDS (8.2%)

            AGRICULTURAL PRODUCTS (0.2%)
    8,000   Washington County                                    1.38          9/01/2030(k)             8,023
                                                                                                   ----------
            AIRPORT/PORT (1.1%)
   20,000   Chicago Midway Airport                               3.53          1/01/2041(k)            20,808
      540   Cleveland (INS)                                      5.24          1/01/2017                  550
    5,855   College Park Georgia (INS)(e)                        5.73          1/01/2014                5,929
    2,000   Dallas-Fort Worth International Airport
              Facilities Improvement Corp.                       1.93         11/01/2014                2,023
    3,500   Greater Orlando Aviation Auth.                       4.50         10/01/2013                3,523
    3,000   Houston Airport System                               5.00          7/01/2015                3,234
                                                                                                   ----------
                                                                                                       36,067
                                                                                                   ----------
            APPROPRIATED DEBT (0.4%)
    1,500   Jacksonville                                         1.16         10/01/2016                1,494
    2,500   Jacksonville                                         1.41         10/01/2017                2,437
    4,000   Jacksonville                                         1.70         10/01/2018                3,874
    4,000   Miami-Dade County                                    5.00          5/01/2031(k)             4,134
    2,000   Pennsylvania Commonwealth Finance Auth.              4.18          6/01/2015                2,094
                                                                                                   ----------
                                                                                                       14,033
                                                                                                   ----------

================================================================================

38  | USAA SHORT-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            COMMUNITY SERVICE (0.1%)
 $  1,250   Art Institute of Chicago                             1.34%         3/01/2015           $    1,251
    1,650   Art Institute of Chicago                             2.48          3/01/2019                1,596
                                                                                                   ----------
                                                                                                        2,847
                                                                                                   ----------
            EDUCATION (0.2%)
    3,000   George Washington Univ.                              3.29          9/15/2014                3,069
    5,000   New Jersey EDA                                       3.17          9/01/2014                5,056
                                                                                                   ----------
            Total Education                                                                             8,125
                                                                                                   ----------
            ELECTRIC UTILITIES (1.7%)
   16,530   Appling County Dev. Auth                             2.40          1/01/2038(k)            15,862
    5,000   Beaver County IDA                                    4.75          8/01/2033(k)             5,487
    5,000   Beaver County IDA                                    2.50         12/01/2041(k)             4,839
    5,000   Burke County Dev. Auth.                              1.25          1/01/2052(k)             5,004
    3,000   Economic Dev. Financing Auth.                        3.00         12/01/2038(k)             3,092
    4,000   Farmington Pollution Control                         2.88          9/01/2024(k)             4,018
   10,000   Missouri Environmental Improvement
              and Energy Resources Auth.                         2.88          5/01/2038(k)             9,959
    3,000   Water Dev. Auth.                                     3.38          7/01/2033(k)             3,023
    5,000   West Virginia EDA                                    2.25(c)       1/01/2041(k)             5,059
                                                                                                   ----------
                                                                                                       56,343
                                                                                                   ----------
            ELECTRIC/GAS UTILITIES (0.2%)
    3,000   American Municipal Power, Inc.                       3.82          2/15/2014                3,048
    2,770   Piedmont Municipal Power Agency                      4.34          1/01/2017                2,804
                                                                                                   ----------
                                                                                                        5,852
                                                                                                   ----------
            ENVIRONMENTAL & FACILITIES SERVICES (1.5%)
    8,250   Bucks County IDA                                     0.88         12/01/2022(k)             8,230
   14,000   California Pollution Control Financing Auth.         0.57(c)       8/01/2023(k)            14,000
    4,000   Maricopa County IDA                                  2.63         12/01/2031(k)             4,038
    1,500   Massachusetts State Dev. Finance Agency              2.13         12/01/2029(k)             1,501
    5,000   Miami-Dade County                                    2.25          9/01/2027(k)             5,035
    2,375   Miami-Dade County IDA                                2.63          8/01/2023(k)             2,401
    2,000   Mission EDC                                          0.57(c)       1/01/2026                2,000
    8,270   New Jersey EDA                                       2.20         11/01/2013                8,275
    6,000   South Carolina Jobs EDA                              2.25         11/01/2016(k)             6,004
                                                                                                   ----------
                                                                                                       51,484
                                                                                                   ----------
            GENERAL OBLIGATION (0.5%)
    1,000   Andrews County                                       2.64          8/15/2013                1,001
    1,050   Andrews County                                       3.08          8/15/2014                1,074
    2,430   Chippewa Valley Schools                              3.65          5/01/2015                2,472
    9,615   City & County of Honolulu                            1.26         11/01/2017                9,506
    1,750   Port of Seattle                                      2.25         12/01/2014                1,780

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
 $  3,000   San Bernardino                                       2.14%         8/01/2018           $    2,903
                                                                                                   ----------
                                                                                                       18,736
                                                                                                   ----------
            HOTELS, RESORTS & CRUISE LINES (0.1%)
    2,480   Long Beach                                           3.75         11/01/2015                2,477
                                                                                                   ----------
            MULTI-LINE INSURANCE (0.6%)
   18,930   Irvine Ranch Water District Joint Power Agency       2.39          3/15/2014               18,929
                                                                                                   ----------
            MULTIFAMILY HOUSING (0.1%)
    2,425   Michigan State Housing Dev. Auth.                    3.30          4/01/2015                2,442
                                                                                                   ----------
            MUNICIPAL FINANCE (0.1%)
    2,480   Kentucky Asset                                       3.17          4/01/2018                2,576
                                                                                                   ----------
            NURSING/CCRC (0.0%)
    1,005   Waco Health Facilities Dev. Corp. (INS)(ETM)         5.27          2/01/2016                1,042
                                                                                                   ----------
            SALES TAX (0.1%)
    5,000   Louisiana State                                      3.00(c)       5/01/2043(k)             5,011
                                                                                                   ----------
            SPECIAL ASSESSMENT/TAX/FEE (1.0%)
    4,740   Channahon                                            4.00          1/01/2020                4,490
      480   City and County of San Francisco Redevelopment
              Financing Auth. (INS)                              5.62          8/01/2016                  486
   12,500   JobsOhio Beverage System                             1.12          1/01/2016               12,427
   10,000   JobsOhio Beverage System                             1.57          1/01/2017                9,808
      500   Metropolitan Nashville Airport Auth. (INS)           3.73          7/01/2014                  505
    5,705   New York City Transitional Finance Auth.             3.06          5/01/2015                5,899
                                                                                                   ----------
                                                                                                       33,615
                                                                                                   ----------
            TOLL ROADS (0.3%)
   10,000   North Texas Tollway Auth.                            2.44          9/01/2013               10,018
                                                                                                   ----------
            Total Municipal Bonds (cost: $277,561)                                                    277,620
                                                                                                   ----------
            MONEY MARKET INSTRUMENTS (5.8%)

            COMMERCIAL PAPER (2.2%)

            ENERGY (0.3%)
            -------------
            OIL & GAS STORAGE & TRANSPORTATION (0.3%)
   10,000   Spectra Energy Capital, LLC(b),(l)                   0.31          8/02/2013               10,000
                                                                                                   ----------
            UTILITIES (1.9%)
            ----------------
            ELECTRIC UTILITIES (1.7%)
   13,769   Interstate Power & Light Co.                         0.25          8/06/2013               13,768
   16,569   Pacific Gas & Electric Co.(b),(l)                    0.22          8/01/2013               16,569
   25,330   Southern California Edison Co.(b),(l)                0.21          8/07/2013               25,329
                                                                                                   ----------
                                                                                                       55,666
                                                                                                    ----------

================================================================================

40  | USAA SHORT-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            MULTI-UTILITIES (0.2%)
 $  1,500   DTE Energy Co.(b),(l)                                0.23%         8/06/2013           $    1,500
    5,798   Integrys Energy Group, Inc.(b),(l)                   0.22          8/02/2013                5,798
                                                                                                   ----------
                                                                                                        7,298
                                                                                                   ----------
            Total Utilities                                                                            62,964
                                                                                                   ----------
            Total Commercial Paper                                                                     72,964
                                                                                                   ----------

            VARIABLE-RATE DEMAND NOTES (3.6%)

            FINANCIALS (0.1%)
            -----------------
            REAL ESTATE OPERATING COMPANIES (0.1%)
    5,105   Orange County Housing Finance Auth.
              (LOC - Compass Bank)                               1.48          1/15/2040                5,105
                                                                                                   ----------
            INDUSTRIALS (0.1%)
            ------------------
            AIRPORT SERVICES (0.1%)
    2,670   Metropolitan Nashville Airport Auth.
              (LOC - Regions Bank)                               2.13          4/01/2030                2,670
                                                                                                   ----------
            MATERIALS (0.4%)
            ----------------
            STEEL (0.4%)
   10,000   Berkeley County                                      0.29          3/01/2029               10,000
    2,500   St. James Parish                                     0.37         11/01/2040                2,500
                                                                                                   ----------
                                                                                                       12,500
                                                                                                   ----------
            Total Materials                                                                            12,500
                                                                                                   ----------
            MUNICIPAL BONDS (2.1%)
            ----------------------
            AIRPORT/PORT (0.6%)
   22,080   Clark County (LOC - Landesbank
              Baden-Wurttemberg)                                 0.27          7/01/2029               22,080
                                                                                                   ----------
            GENERAL OBLIGATION (0.2%)
    8,130   Lancaster County (INS)(LIQ)                          0.40          3/01/2030                8,130
                                                                                                   ----------
            HOSPITAL (0.2%)
    5,525   Maine Health & Higher Educational Facilities
              Auth., SER H (INS)(LIQ)                            0.40          7/01/2036                5,525
                                                                                                   ----------
            NURSING/CCRC (0.7%)
    7,900   EDA (LOC - Sovereign Bank)                           0.72          5/15/2033                7,900
    9,125   Health Facilities Auth. (LOC - Sovereign Bank)       0.75         11/15/2033                9,125
    5,410   Westmoreland County IDA (LOC - Sovereign Bank)       0.75          1/01/2036                5,410
                                                                                                   ----------
                                                                                                       22,435
                                                                                                   ----------
            SALES TAX (0.2%)
    5,600   Arista Metropolitan District, Series 2006 B
              (LOC - Compass Bank)                               1.65         12/01/2030                5,600
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            SPECIAL ASSESSMENT/TAX/FEE (0.2%)
 $  5,285   Denver Urban Renewal Auth. (LOC - Compass Bank)      1.60%         9/01/2017           $    5,285
                                                                                                   ----------
            Total Municipal Bonds                                                                      69,055
                                                                                                   ----------
            UTILITIES (0.9%)
            ----------------
            ELECTRIC UTILITIES (0.9%)
   15,200   Indiana Dev. Finance Auth.                           0.31         12/01/2038               15,200
   15,550   Indiana Dev. Finance Auth.                           0.40         12/01/2038               15,550
                                                                                                   ----------
                                                                                                       30,750
                                                                                                   ----------
            Total Utilities                                                                            30,750
                                                                                                   ----------
            Total Variable-Rate Demand Notes                                                          120,080
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (0.0%)
  997,508   State Street Institutional Liquid Reserve Fund, 0.08%(n)                                      998
                                                                                                   ----------
            Total Money Market Instruments (cost: $194,042)                                           194,042
                                                                                                   ----------

            TOTAL INVESTMENTS (COST: $3,344,134)                                                   $3,380,889
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
NUMBER OF                                                                         CONTRACT      APPRECIATION/
CONTRACTS                                                           EXPIRATION     VALUE       (DEPRECIATION)
LONG/(SHORT)                                                           DATE        (000)                (000)
-------------------------------------------------------------------------------------------------------------
            FUTURES (0.5%)
      150   5YR U.S. Treasury Note Futures                          9/30/2013      $18,205         $     (178)
                                                                                   -------         ----------
            TOTAL FUTURES                                                          $18,205         $     (178)
                                                                                   =======         ==========


================================================================================

42  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------
($ IN 000s)                                                VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------
                                            (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                        QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                    IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS               INPUTS          INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                      $     -            $1,178,989          $    -     $1,178,989
  Eurodollar and Yankee Obligations                -               627,057               -        627,057
  Asset-backed Securities                          -               342,276           9,451        351,727
  Commercial Mortgage Securities                   -               567,664               -        567,664
  U.S. Government Agency Issues                    -               173,870               -        173,870
  U.S. Treasury Securities                     9,920                     -               -          9,920
  Municipal Bonds                                  -               277,620               -        277,620
Money Market Instruments:
  Commercial Paper                                 -                72,964               -         72,964
  Variable-rate Demand Notes                       -               120,080               -        120,080
  Money Market Funds                             998                     -               -            998
---------------------------------------------------------------------------------------------------------
Total                                        $10,918            $3,360,520          $9,451     $3,380,889
---------------------------------------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------------------------------------
Futures*                                     $  (178)           $        -          $    -     $     (178)
---------------------------------------------------------------------------------------------------------

*Futures are valued at the unrealized appreciation/depreciation on the investment.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                              ASSET-BACKED SECURITIES
-------------------------------------------------------------------------------------
Balance as of July 31, 2012                                                   $     -
Purchases                                                                      10,000
Sales                                                                            (609)
Transfers into Level 3                                                              -
Transfers out of Level 3                                                            -
Net realized gain (loss)                                                            -
Change in net unrealized appreciation/depreciation                                 60
-------------------------------------------------------------------------------------
Balance as of July 31, 2013                                                   $ 9,451
-------------------------------------------------------------------------------------

For the period of August 1, 2012, through July 31, 2013, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2013
--------------------------------------------------------------------------------

o    GENERAL NOTES

     Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

     The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 15.7% of net assets at July 31, 2013.

o    CATEGORIES AND DEFINITIONS

     EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

     ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming

================================================================================

44  | USAA SHORT-TERM BOND FUND

================================================================================

     prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

     INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) -- represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

     VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o    PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

     EDA      Economic Development Authority
     EDC      Economic Development Corp.
     ETM      Escrowed to final maturity.
     IDA      Industrial Development Authority/Agency
     REIT     Real estate investment trust

     CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

     and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

     (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty Municipal Corp., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

     (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from PNC Bank, N.A., or Wells Fargo Bank, N.A.

     (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

     (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from one of the following: Export-Import Bank of the United States.

o    SPECIFIC NOTES

     (a) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2013. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. Security deemed liquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the Board of Trustees (the Board), unless otherwise noted as illiquid.

     (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may

================================================================================

46  | USAA SHORT-TERM BOND FUND

================================================================================

          occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

     (c) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at July 31, 2013.

     (d) At July 31, 2013, the aggregate market value of securities purchased on a when-issued basis was $8,990,000.

     (e) At July 31, 2013, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

     (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

     (g) Security was fair valued at July 31, 2013, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $9,451,000, which represented 0.3% of net assets of the fund.

     (h) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2013, was $54,592,000, which represented 1.6% of the Fund's net assets.

     (i) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises'

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

          obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide capital in exchange for senior preferred stock.

     (j) Securities with a value of $29,000 are segregated as collateral for initial margin requirements on open futures contracts.

     (k) Put bond -- provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

     (l) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

     (m) The security, or a portion thereof, is segregated to cover the value of open futures contracts at July 31, 2013.

     (n) Rate represents the money market fund annualized seven-day yield at July 31, 2013.

See accompanying notes to financial statements.

================================================================================

48  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2013

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $3,344,134)              $3,380,889
   Cash                                                                                572
   Receivables:
      Capital shares sold:
         Affiliated transactions (Note 7)                                               30
         Unaffiliated transactions                                                   3,956
      USAA Asset Management Company (Note 6C)                                            3
      Interest                                                                      22,038
      Securities sold                                                                    9
                                                                                ----------
         Total assets                                                            3,407,497
                                                                                ----------
LIABILITIES
   Payables:
      Securities purchased                                                          36,495
      Capital shares redeemed:
         Affiliated transactions (Note 7)                                            1,750
         Unaffiliated transactions                                                   2,801
      Dividends on capital shares                                                      235
   Variation margin on futures contracts                                               177
   Accrued management fees                                                             780
   Accrued transfer agent's fees                                                        70
   Other accrued expenses and payables                                                 209
                                                                                ----------
         Total liabilities                                                          42,517
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $3,364,980
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $3,328,744
   Overdistributions of net investment income                                         (235)
   Accumulated net realized loss on investments and futures transactions              (106)
   Net unrealized appreciation of investments and futures contracts                 36,577
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $3,364,980
                                                                                ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,657,261/180,408 shares outstanding)         $     9.19
                                                                                ==========
      Institutional Shares (net assets of $1,697,847/184,882
         shares outstanding)                                                    $     9.18
                                                                                ==========
      Adviser Shares (net assets of $9,872/1,075 shares outstanding)            $     9.19
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income (net of foreign taxes withheld of $2)                $ 84,522
                                                                        --------
EXPENSES
   Management fees                                                         8,281
   Administration and servicing fees:
      Fund Shares                                                          2,720
      Institutional Shares                                                 1,243
      Adviser Shares                                                          11
   Transfer agent's fees:
      Fund Shares                                                          3,111
      Institutional Shares                                                 1,243
   Distribution and service fees (Note 6E):
      Adviser Shares                                                          19
   Custody and accounting fees:
      Fund Shares                                                            254
      Institutional Shares                                                   169
      Adviser Shares                                                           1
   Postage:
      Fund Shares                                                             98
      Institutional Shares                                                     6
   Shareholder reporting fees:
      Fund Shares                                                             79
      Institutional Shares                                                     6
   Trustees' fees                                                             13
   Registration fees:
      Fund Shares                                                             66
      Institutional Shares                                                    93
      Adviser Shares                                                          25
   Professional fees                                                         178
   Other                                                                      45
                                                                        --------
      Total expenses                                                      17,661
   Expenses reimbursed:
      Adviser Shares                                                          (9)
                                                                        --------
         Net expenses                                                     17,652
                                                                        --------
NET INVESTMENT INCOME                                                     66,870
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                            1,676
      Affiliated transactions (Note 7)                                       136
      Futures transactions                                                  (417)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                        (23,569)
      Futures contracts                                                     (332)
                                                                        --------
         Net realized and unrealized loss                                (22,506)
                                                                        --------
   Increase in net assets resulting from operations                     $ 44,364
                                                                        ========

See accompanying notes to financial statements.

================================================================================

50  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

-----------------------------------------------------------------------------------------

                                                                    2013             2012
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $   66,870       $   63,150
   Net realized gain on investments                                1,812            3,514
   Net realized loss on futures transactions                        (417)               -
   Change in net unrealized appreciation/depreciation of:
      Investments                                                (23,569)           7,050
      Futures contracts                                             (332)             154
                                                              ---------------------------
      Increase in net assets resulting from operations            44,364           73,868
                                                              ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                (38,849)         (57,258)
      Institutional Shares                                       (27,879)          (5,743)
      Adviser Shares                                                (142)            (149)
                                                              ---------------------------
         Total distributions of net investment income            (66,870)         (63,150)
                                                              ---------------------------
   Net realized gains:
      Fund Shares                                                   (243)               -
      Institutional Shares                                          (195)               -
      Adviser Shares                                                  (1)               -
                                                              ---------------------------
         Total distributions of net realized gains                  (439)               -
                                                              ---------------------------
      Distributions to shareholders                              (67,309)         (63,150)
                                                              ---------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                  (581,322)         259,200
   Institutional Shares                                        1,343,663          249,498
   Adviser Shares                                                  2,939            1,380
                                                              ---------------------------
      Total net increase in net assets from capital
         share transactions                                      765,280          510,078
                                                              ---------------------------
   Capital contribution from USAA Transfer
      Agency Company:
      Institutional Shares                                             -                2
                                                              ---------------------------
   Net increase in net assets                                    742,335          520,798
NET ASSETS
   Beginning of year                                           2,622,645        2,101,847
                                                              ---------------------------
   End of year                                                $3,364,980       $2,622,645
                                                              ===========================
Overdistributions of net investment income:
   End of year                                                $     (235)               -
                                                              ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Short-Term Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is high current income consistent with preservation of principal.

The Fund has three classes of shares: Short-Term Bond Fund Shares (Fund Shares), Short-Term Bond Fund Institutional Shares (Institutional Shares), and Short-Term Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to

================================================================================

52  | USAA SHORT-TERM BOND FUND

================================================================================

time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

     The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

     The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

     The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

     1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

          bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

     2. Investments in open-end investment companies, hedge, or other funds, other than exchange-traded funds, are valued at their net asset value
          (NAV) at the end of each business day.

     3. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

     4. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

     5. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and

================================================================================

54  | USAA SHORT-TERM BOND FUND

================================================================================

          duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

     Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

     Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain bonds, which are valued based on methods discussed in Note 1A1, and commercial paper and variable-rate demand notes, which are valued at amortized cost.

     Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

     The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

     For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

     market transparency and or a lack of corroboration to support the prices.

     Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

     FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When

================================================================================

56  | USAA SHORT-TERM BOND FUND

================================================================================

     the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

     FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2013* (IN THOUSANDS)

                                          ASSET DERIVATIVES               LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------------------
                                    STATEMENT OF                     STATEMENT OF
                                    ASSETS AND                       ASSETS AND
DERIVATIVES NOT ACCOUNTED           LIABILITIES                      LIABILITIES
FOR AS HEDGING INSTRUMENTS          LOCATION         FAIR VALUE      LOCATION            FAIR VALUE
---------------------------------------------------------------------------------------------------
Interest rate contracts                 -                $-          Net unrealized      $(178)**
                                                                     appreciation/
                                                                     depreciation of
                                                                     investments and
                                                                     futures contracts
---------------------------------------------------------------------------------------------------

      *For open derivative instruments as of July 31, 2013, see the portfolio of investments, which also is indicative of activity for the year ended July 31, 2013.

     **Includes cumulative appreciation (depreciation) of futures as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

     THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2013 (IN THOUSANDS)

                                                                                     CHANGE IN
                                                                                     UNREALIZED
DERIVATIVES NOT                                              REALIZED                APPRECIATION
ACCOUNTED FOR AS             STATEMENT OF                    GAIN ON                 (DEPRECIATION)
HEDGING INSTRUMENTS          OPERATIONS LOCATION             DERIVATIVES             ON DERIVATIVES
---------------------------------------------------------------------------------------------------
Interest rate contracts      Net realized and unrealized      $(417)                     $(332)
                             gain (loss) on futures
                             transactions/Change in net
                             unrealized appreciation/
                             depreciation of futures
                             contracts
---------------------------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. For the period ended July 31, 2013 the Fund's outstanding delayed-delivery commitments, including interest purchased were $8,983,000; all of which were when-issued securities.

G. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended July 31, 2013, custodian and other bank credits reduced the Fund's expenses by less than $500.

================================================================================

58  | USAA SHORT-TERM BOND FUND

================================================================================

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended July 31, 2013, the Fund paid CAPCO facility fees of $19,000, which represents 5.2% of the total fees paid to CAPCO by

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for distribution adjustments resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $204,000, decrease accumulated undistributed net investment income by $235,000, and decrease accumulated net realized loss on investments and future transactions by $439,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2013, and 2012, was as follows:

                                                  2013                   2012
                                             -----------------------------------
Ordinary income*                             $67,105,000             $63,150,000
Long-term realized capital gains                 204,000                       -

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                                 $  (284,000)
Unrealized appreciation on investments                                36,755,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

60  | USAA SHORT-TERM BOND FUND

================================================================================

Under the Regulated Investment Company Modernization Act of 2010 (the Act) a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended July 31, 2013, the Fund utilized pre-enactment capital loss carryforwards of $1,064,000 to offset capital gains. At July 31, 2013, the Fund had pre-enactment capital loss carryforwards of $284,000 and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the capital loss carryforwards will expire in 2018. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

For the year ended July 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceeding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2013, were $1,448,535,000 and $733,338,000, respectively.

As of July 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $3,344,134,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2013, for federal income tax purposes, were $51,545,000 and $14,790,000, respectively, resulting in net unrealized appreciation of $36,755,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2013, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                           YEAR ENDED                  YEAR ENDED
                                         JULY 31, 2013               JULY 31, 2012
----------------------------------------------------------------------------------------
                                    SHARES          AMOUNT       SHARES          AMOUNT
                                   -----------------------------------------------------
FUND SHARES:
Shares sold                          79,791       $   739,603    90,292        $ 828,215
Shares issued from reinvested
  dividends                           4,045            37,486     6,015           55,189
Shares redeemed                    (146,616)       (1,358,411)  (68,068)        (624,204)
                                   -----------------------------------------------------
Net increase (decrease) from
  capital share transactions        (62,780)      $  (581,322)   28,239        $ 259,200
                                   =====================================================
INSTITUTIONAL SHARES:
Shares sold                         172,132       $  1,595,360   33,445        $ 307,029
Shares issued from reinvested
  dividends                           2,991             27,700      625            5,743
Shares redeemed                     (30,252)          (279,397)  (6,893)         (63,274)
                                   -----------------------------------------------------
Net increase from capital
  share transactions                144,871       $  1,343,663   27,177        $ 249,498
                                   =====================================================
ADVISER SHARES:
Shares sold                             523       $      4,835      211        $   1,936
Shares issued from
  reinvested dividends                    5                 47        3               26
Shares redeemed                        (210)            (1,943)     (64)            (582)
                                   -----------------------------------------------------
Net increase from capital
  share transactions                    318       $      2,939      150        $   1,380
                                   =====================================================

================================================================================

62  | USAA SHORT-TERM BOND FUND

================================================================================

(6)  TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Short Investment Grade Bond Funds Index over the performance period. The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds in the Lipper Short Investment Grade Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 0.20% to 0.50%                    +/- 0.04%
+/- 0.51% to 1.00%                    +/- 0.05%
+/- 1.01% and greater                 +/- 0.06%

     (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

     Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

     the case of overperformance, or a negative adjustment in the case of underperformance.

     Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

     For the year ended July 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $8,281,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $784,000, $144,000, and $1,000, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.04%, 0.01%, and less than 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2013, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,720,000, $1,243,000, and $11,000, respectively.

     In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2013, the Fund reimbursed the Manager $94,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2013, to limit the annual expenses of the Adviser Shares to 0.90%

================================================================================

64  | USAA SHORT-TERM BOND FUND

================================================================================

     of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2013 without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2013, the Adviser Shares incurred reimbursable expenses of $9,000, of which $3,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. The Fund Shares and Adviser Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2013, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $3,111,000, $1,243,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

     deferred sales charge. For the year ended July 31, 2013, the Adviser Shares incurred distribution and service (12b-1) fees of $19,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund's Institutional Shares is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2013, the Fund recorded a receivable for capital shares sold of $30,000 and a payable for capital shares redeemed of $1,750,000 for the USAA fund-of-funds' purchases and redemptions of Institutional Shares. As of July 31, 2013, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                              OWNERSHIP %
-----------------------------------------------------------------------------
USAA Cornerstone Conservative Fund                                   0.5
USAA Target Retirement Income Fund                                   2.4
USAA Target Retirement 2020 Fund                                     2.3
USAA Target Retirement 2030 Fund                                     1.6
USAA Target Retirement 2040 Fund                                     0.5
USAA Target Retirement 2050 Fund                                     0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2013, USAA and its affiliates owned 542,000 shares, which represent 50.5% of the Adviser Shares and 0.1% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

66  | USAA SHORT-TERM BOND FUND

================================================================================

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2013, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Fund at the then-current market price with no brokerage commissions incurred.

                                                                 COST TO       NET REALIZED
SELLER                            PURCHASER                     PURCHASER     GAIN TO SELLER
---------------------------------------------------------------------------------------------
USAA Short-Term Bond Fund    USAA Intermediate-Term Bond Fund  $     7,000      $        -
USAA Short-Term Bond Fund    USAA Short-Term Bond Fund           1,148,000         136,000
USAA Real Return Fund        USAA Short-Term Bond Fund           1,104,000         116,000
USAA Income Fund             USAA Short-Term Bond Fund          82,304,000       3,344,000
USAA High Income Fund        USAA Short-Term Bond Fund          40,455,000       8,586,000

(9) NEW ACCOUNTING PRONOUNCEMENTS

OFFSETTING ASSETS AND LIABILITIES -- In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                                -------------------------------------------------------------------
                                      2013          2012           2011         2010           2009
                                -------------------------------------------------------------------
Net asset value at
  beginning of period           $     9.24    $     9.20     $     9.21   $     8.89       $   8.81
                                -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .20           .25            .27          .34            .43
  Net realized and
    unrealized gain (loss)            (.05)          .04           (.01)         .32            .08
                                -------------------------------------------------------------------
Total from investment
  operations                           .15           .29            .26          .66            .51
                                -------------------------------------------------------------------
Less distributions from:
  Net investment income               (.20)         (.25)          (.27)        (.34)          (.43)
  Realized capital gains              (.00)(c)         -             -             -              -
                                -------------------------------------------------------------------
Total distributions                   (.20)         (.25)          (.27)        (.34)          (.43)
                                -------------------------------------------------------------------
Net asset value at
  end of period                 $     9.19    $     9.24     $     9.20   $     9.21       $   8.89
                                ===================================================================
Total return (%)*                     1.61          3.21           2.85         7.52(a)        6.11
Net assets at end of
  period (000)                  $1,657,261    $2,246,096     $1,978,161   $1,767,213       $902,546
Ratios to average
  net assets:**
  Expenses (%)(b)                      .64           .63            .62          .63(a)         .72
  Net investment income (%)           2.14          2.73           2.92         3.64           5.04
Portfolio turnover (%)                  25            36             26           25             31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 **  For the year ended July 31, 2013, average net assets were $1,813,783,000.

(a) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $128,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.01%. This decrease is excluded from the expense ratios in the Financial Highlights table.

(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c)  Represents less than $0.01 per share.

================================================================================

68  | USAA SHORT-TERM BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                       PERIOD ENDED
                                                    YEAR ENDED JULY 31,                  JULY 31,
                                 ------------------------------------------------------------------
                                       2013            2012         2011        2010     2009***
                                 ------------------------------------------------------------------
Net asset value at
  beginning of period            $     9.24        $   9.20     $   9.21     $  8.89     $  8.81
                                 ---------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .21             .26          .29         .36         .45
  Net realized and unrealized
  gain (loss)                          (.06)            .04         (.01)        .32         .08
                                 ---------------------------------------------------------------
Total from investment
  operations                            .15             .30          .28         .68         .53
                                 ---------------------------------------------------------------
Less distributions from:
  Net investment income                (.21)           (.26)        (.29)       (.36)       (.45)
  Realized capital gains               (.00)(c)           -            -           -           -
                                 ---------------------------------------------------------------
Total distributions                    (.21)           (.26)        (.29)       (.36)       (.45)
                                 ---------------------------------------------------------------
Net asset value at
  end of period                  $     9.18        $   9.24     $   9.20     $  9.21     $  8.89
                                 ===============================================================
Total return (%)*                      1.66            3.37         3.09        7.78        6.40
Net assets at end of
  period (000)                   $1,697,847        $369,557     $118,103     $70,514     $26,164
Ratios to average
  net assets:**
  Expenses (%)(a)                       .48             .49          .39(d)      .38(d)      .39(b),(d)
  Net investment income (%)            2.24            2.82         3.15        3.84        5.39(b)
Portfolio turnover (%)                   25              36           26          25          31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 **  For the year ended July 31, 2013, average net assets were $1,245,360,000.

***  Institutional Shares were initiated on August 1, 2008.

(a) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)  Represents less than $0.01 per share.

(d) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.41% of the Institutional Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                  PERIOD ENDED
                                                      YEAR ENDED JULY 31,           JULY 31,
                                                    ------------------------------------------
                                                      2013            2012          2011***
                                                    ---------------------------------------
Net asset value at beginning of period              $ 9.24          $ 9.20           $ 9.21
                                                    ---------------------------------------
Income (loss) from investment operations:
  Net investment income                                .17             .23              .24
  Net realized and unrealized gain (loss)             (.05)            .04             (.01)
                                                    ---------------------------------------
Total from investment operations                       .12             .27              .23
                                                    ---------------------------------------
Less distributions from:
  Net investment income                               (.17)           (.23)            (.24)
  Realized capital gains                              (.00)(c)           -                -
                                                    ---------------------------------------
Total distributions                                   (.17)           (.23)            (.24)
                                                    ---------------------------------------
Net asset value at end of period                    $ 9.19          $ 9.24           $ 9.20
                                                    =======================================
Total return (%)*                                     1.35            2.94             2.55
Net assets at end of period (000)                   $9,872          $6,992           $5,583
Ratios to average net assets:**
  Expenses (%)(a)                                      .90             .90              .90(b)
  Expenses, excluding reimbursements (%)(a)           1.01            1.11             1.65(b)
  Net investment income (%)                           1.85            2.46             2.64(b)
Portfolio turnover (%)                                  25              36               26

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 **  For the year ended July 31, 2013, average net assets were $7,691,000.

***  Adviser Shares were initiated on August 1, 2010.

(a) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)  Represents less than $0.01 per share.

================================================================================

70  | USAA SHORT-TERM BOND FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2013, through July 31, 2013.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical

================================================================================

                                                           EXPENSE EXAMPLE |  71

================================================================================

account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING               ENDING             DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2013 -
                                       FEBRUARY 1, 2013        JULY 31, 2013          JULY 31, 2013
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,000.50                 $3.12

Hypothetical
 (5% return before expenses)               1,000.00               1,021.67                  3.16

INSTITUTIONAL SHARES
Actual                                     1,000.00               1,001.20                  2.38

Hypothetical
 (5% return before expenses)               1,000.00               1,022.41                  2.41

ADVISER SHARES
Actual                                     1,000.00               1,000.20                  4.46

Hypothetical
 (5% return before expenses)               1,000.00               1,020.33                  4.51

* Expenses are equal to the annualized expense ratio of 0.63% for Fund Shares, 0.48% for Institutional Shares, and 0.90% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.05% for Fund Shares, 0.12% for Institutional Shares, and 0.02% for Adviser Shares for the six-month period of February 1, 2013, through July 31, 2013.

================================================================================

72  | USAA SHORT-TERM BOND FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2013

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 30, 2013, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board

================================================================================

74  | USAA SHORT-TERM BOND FUND

================================================================================

also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and
(ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates.

The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. In considering the Fund's performance, the Board noted that it reviews at its regularly

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2012. The Board also noted that the Fund's percentile performance ranking was in the top 40% of its performance universe for the one-year period ended December 31, 2012, was in the top 25% of its performance universe for the three-year period ended December 31, 2012, and was in the top 10% of its performance universe for the five-year period ended December 31, 2012

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

================================================================================

76  | USAA SHORT-TERM BOND FUND

================================================================================

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  77

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
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The Board of Trustees (the Board) of the Trust consists of six Trustees. These
Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

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INTERESTED TRUSTEE(1)
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DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Management Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
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ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 16 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  79
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BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over five years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 13 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors. LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member in 9/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as one year as a Board Member of the USAA family of funds. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  81
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JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012); Vice President, New Life Investments, LLC (1986-1992). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

     (2)  Member of Executive Committee

     (3)  Member of Audit Committee

     (4)  Member of Pricing and Investment Committee

     (5)  Member of Corporate Governance Committee

     (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

     (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.

     (+)  Mr. Mason was elected as Chair of the Board in January 2012.

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INTERESTED OFFICERS(1)
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R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Executive Director and General Counsel, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Secretary and Director, IMCO (6/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Secretary of AMCO, SAS and ICorp.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  83
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DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (04/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10); Associate, Morrison & Foerster LLP (07/07-02/09). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

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STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  85
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TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
                                     Jefferson C. Boyce
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
         (8722)                      "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

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

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on usaa.com select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
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    23425-0913                               (C)2013, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2013 and 2012 were $460,191 and $391,388, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2013 and 2012 were $65,860 and $70,828, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to foreign tax reclaim filings for the fiscal years ended July 31, 2013 and 2012 were $27,750 and $0, other fees billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise calculations for fiscal years ended July 31, 2013 and 2012 were $27,000 and $0, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for July 31, 2013 and 2012 were $442,000 and $384,984, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2013

By:*     /s/ James G. Whetzel
         --------------------------------------------------------------
         Signature and Title:  James G. Whetzel, Secretary

Date:     09/20/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     09/24/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    09/23/2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.